1933 Act Registration No. 33-3243

1940 Act Registration No. 811-4602

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 39	☒

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 39	☒

TLIC Variable Insurance Account A

(Exact name of Registrant)

Thrivent Life Insurance Company

(Name of Depositor)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (920) 628-4045

Heather J. Thenell, JD

4321 North Ballard Road

Appleton, WI 54919

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b):

☒	on April 30, 2012 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Thrivent Life Insurance Company

Flexible Premium Variable Life Insurance

(issued between 1987 and 2003)

Prospectuses

April 30, 2012

TLIC Variable Insurance Account A

Thrivent Series Fund, Inc.

Thrivent.com

TLIC VARIABLE INSURANCE ACCOUNT A

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT LIFE INSURANCE COMPANY

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: (800) 847-4836	Telephone: (800) 847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This prospectus describes an individual variable life insurance contract (the “Contract”) previously offered by Thrivent Life Insurance Company (formerly Lutheran Brotherhood Variable Insurance Products Company) (“Thrivent Life”, “we”, “us” or “our”). We are a stock life insurance company that is an indirect subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.

In general, we will allocate Net Premiums to one or more of the Subaccounts of TLIC Variable Insurance Account A (the “Variable Account”) according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of the Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company commonly known as a “mutual fund”.

We allocate premiums based on your designation to one or more Subaccounts of the Variable Account. Thrivent Financial provides the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Partner Natural Resources Portfolio

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investments, L.P.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Investment Management, Inc. and Atlanta Capital Management Company, LLC)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Investment Management, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different.

The date of this prospectus is April 30, 2012.

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical Insured. These charges may not be representative of the charges you will actually pay under the Contract.

Your Contract’s declarations page will indicate the charges applicable to your Contract, and more detailed information concerning your charges is available on request from our Service Center at (800) 847-4836. We will provide personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, gender, risk class, Death Benefit Option chosen, Face Amount and riders requested.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer cash value among the Subaccounts.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Percent of Premium Charge[1]	Upon receipt of each premium payment	3% of each premium payment

Premium Processing Charge[2]	Upon receipt of each premium payment	$2.00 per payment

Premium Tax Charge[1]	Upon receipt of each premium payment	2% of each premium payment

1 The sum of the percent of premium charge and premium tax charge are deducted from each premium for a total of 5% as noted in the Contract.

2 The maximum charge for automatic payment plans is $1.00 per payment.

FEE TABLES

Transaction Fees, cont.

Charge	When Charge is Deducted	Amount Deducted

Contingent Deferred Sale Charge (CDSC)[3]	Upon surrender, lapse, or decrease in Face Amount	25% of the CDSC Premium

Deferred Administrative Charge[4]	Upon surrender, lapse, or decrease in Face Amount
Maximum		$17.90 ($8.33 for VUL 1 Contracts) per $1,000 of amount of coverage
Minimum		$1.79 ($2.38 for VUL 1 Contracts) per $1,000 of coverage

Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$10.74 ($5.95 for VUL1 Contracts) per $1,000 of amount coverage

Partial Surrender Charge	Upon a partial surrender	$25 per surrender[5]

Transfer Charge[6]	Upon each transfer	$20 per transfer

3 The CDSC premium is described in “CHARGES AND DEDUCTIONS.” The maximum CDSC will remain level for the first 60 months (or during the first 60 months following an increase in Face Amount), and then it decreases each Contract Year to zero after 180 Monthly Deductions (and to zero after 180 Monthly Deductions following an increase in Face Amount). For VUL 1 Contracts, the maximum CDSC decreases each Contract Year to zero after 120 Monthly Deductions (and to zero after 120 Monthly Deductions following an increase in Face Amount). From February 1987 to May 1997, we issued an earlier version of the Contract, referred to in this prospectus as “VUL 1 Contracts”.

4 This charge is based on Initial Face Amount, Insured’s Attained Age at Contract issuance, gender (in most states) and tobacco use. The charge applies if you surrender the contract or let it lapse, or in part if you request a decrease in Face Amount, in each case at any time before 180 monthly deductions (120 monthly deductions for VULI contracts) have been made after issuance of the Contract or after a requested increase in Face Amount.

5 The charge is $25.00 per partial surrender or 2% of the surrender amount requested, if less.

6 The transfer charge applies to VUL 1 Contracts only and applies to each transfer in excess of the first two transfers made in a Contract Year.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted (Annualized)

Cost of Insurance[7]	Monthly
Maximum		$999.96 per $1,000 of Face Amount
Minimum		$0.24 per $1,000 of Face Amount

Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$1.68 per $1,000 of Face Amount

Basic Monthly Administrative Charge	Monthly	$120.00 ($48.00 for VUL 1 Contracts)

Initial Monthly Administrative Charge[8]	Monthly
Maximum		$1.20 ($0.84 for VUL 1 Contracts) per $1,000 of Face Amount
Minimum		$0.12 ($0.24 for VUL 1 Contracts) per $1,000 of Face Amount

Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$0.72 ($0.60 for VUL 1 Contracts) per $1,000 of Face Amount

7 The cost of insurance charge depends on the Face Amount and the gender (in most states), issue age, Attained Age and premium class of the Insured. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Contract schedule page will indicate the maximum cost of insurance charges applicable to your Contract. More detailed information concerning your cost of insurance charges is available on request by calling 1-800-847-4836.

8 The Initial Monthly Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender (in most states), and whether the Insured is a tobacco user. The charge applies for 180 Monthly Deductions. For VUL 1 Contracts, the Initial Monthly Administrative Charge continues for 120 Monthly Deductions instead of 180 Monthly Deductions.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Charge is Deducted	Amount Deducted (Annualized)

Mortality and Expense Risk Charge[9]	Daily	Annual rate of .75% of average daily net assets of each Subaccount

Loan Interest	Accrues daily[10]	7.4% on Loan Balance

Additional Benefit or Rider Charges[11]
Accidental Death Rider[12]	Monthly
Maximum		$1.44 per $1,000 of rider coverage
Minimum		$0.36 per $1,000 of rider coverage

Charge for a male, issue age 35 in the first Contract Year		$0.70 per $1,000 of rider coverage
Disability Waiver Rider[13]	Monthly
Maximum		30% of amount to be waived
Minimum		5% of amount to be waived

Charge for issue age 35 in the first Contract Year		7% of amount to be waived

9 Maximum mortality and expense risk charge. Actual current charges may be less. For more information on this charge see “CHARGES AND DEDUCTIONS.”

10 The loan interest is paid in advance on the date of the loan and on each Contract Anniversary. Interest is computed to the next Contract Anniversary. If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

11 Charges for additional benefits apply when a rider is included with your Contract and the Contract and/or rider has not otherwise been terminated. The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-847-4836.

12 This charge applies until the Insured’s Attained Age 70.

13 This charge applies until the Insured’s Attained Age 65.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Charge is Deducted	Amount Deducted (Annualized)
Spouse Insurance Rider[14]	Monthly
Maximum		$1,001.16 (1,024.80 for VUL 1 Contracts) per $1,000 of rider coverage
Minimum		$0.36 ($24.48 for VUL 1 Contracts) per $1,000 of rider coverage

Charge for female, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with rider coverage amount of $75,000 in the first Contract Year		$1.44 ($25.56 for VUL 1 Contracts) per $1,000 of rider coverage
Child Insurance Rider[15]	Monthly	$5.40 per $1,000 of rider coverage
Guaranteed Increase Rider[16]	Monthly
Maximum		$1.80 per $1,000 of rider coverage
Minimum		$0.48 per $1,000 of rider coverage

Charge for a male, issue age 35 in the first Contract Year		$1.80 per $1,000 of rider coverage
Cost of Living Rider[17]	Not applicable	No charge
Accelerated Benefits Rider[18]	Not applicable	No charge

14 This charge includes cost of insurance charge and an Initial Monthly Administrative Charge. For VUL 1 Contracts the charge includes cost of insurance charge, Initial Monthly Administrative Charge and Basic Monthly Administrative Charge. The charge applies until the earlier of the Insured’s or spouse’s death or divorce, or the end of the term period.

15 This charge applies until no child is insured by the rider.

16 This charge applies until Insured’s attained age 43.

17 This benefit will result in annual increases in Face Amount, which will result in increases to the overall cost of insurance deductions.

18 There is a $150 charge to exercise the benefit. The charge may vary by state and may be lower in some states.

FEE TABLES

The next table shows the minimum and maximum total annual portfolio operating expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

	Maximum	Minimum
Total Annual Fund Operating Expenses[19]
(expenses that are deducted from Fund assets, including management fees, and other expenses):	2.99%	0.42%

19 Thrivent Financial has agreed to reimburse certain expenses associated with the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.41% to 1.40%. The voluntary reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2011 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, if any, amounts are based on estimates for the current fiscal year.

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual portfolio expenses also include the fees associated with the funds in which it invests. Because of this a portfolio that is structured as a “fund of funds” may have higher fees and expenses than a portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

SUMMARY OF CONTRACT BENEFITS AND RISKS

This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits, risks and other provisions in more detail. Please refer to “DEFINITIONS” at the end of this prospectus for definitions of words and phrases used herein.

From February 1987 to May 1997, we issued our first flexible premium variable contracts (“VUL 1 Contracts”). Beginning on approximately May 1, 1997, we discontinued selling the VUL 1 and began selling a somewhat different version of the Contract. When appropriate, this prospectus describes the differences in the Contracts.

Contract Benefits

Flexibility

The Contract allows you, subject to certain limitations, to make premium payments in any amount until the Insured’s Attained Age 100 (or 96 for VUL 1 Contracts) and at any frequency. As long as the Contract remains in force, it will provide for:

♦	life insurance coverage on the named Insured;

♦	an Accumulated Value;

♦	surrender rights and Contract loan privileges; and

♦	a variety of additional insurance benefits.

The Contract provides protection against economic loss when the Insured dies, and is not primarily an investment. As of the Monthly Anniversary at Attained Age 100, no additional Monthly Deductions will be made from the Contract.

The Contract is called “flexible premium” because, unlike many other insurance contracts, there is no fixed schedule for premium payments. The Contract is called “variable” because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See “CONTRACT BENEFITS”.

Investment Options

You allocate the Net Premium payments to one or more Subaccounts of the Variable Account.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account.

Death Proceeds and Death Benefit Options

The Contract Owner may name a Beneficiary to receive the death proceeds payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, then the death proceeds will be paid to the Insured’s estate.

The Contract Owner may change the Beneficiary by giving a Notice while the Insured is living. The Notice must be received by the Service Center and acknowledged before it will be effective. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we have received the Notice.

As long as the Contract remains in force and death proceeds are payable, we will pay the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.

For all Contracts except VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

SUMMARY OF CONTRACT BENEFITS AND RISKS

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the factor for Attained Age. Death Benefit Option B provides for the greater of (1) the Face Amount and (2) the Accumulated Value multiplied by the factor for Attained Age. As long as the Contract remains in force, the Death Benefit will not be less than the Contract’s Face Amount in force.

Additional Insurance Benefits

Additional insurance benefits offered under the Contract include:

♦	additional insurance coverage for accidental death;

♦	waiver of selected amount in the event of total disability;

♦	term insurance on the Insured’s spouse;

♦	term insurance on the Insured’s children;

♦	a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and

♦	a cost of living insurance adjustment without proof of insurability.

The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See “OTHER INFORMATION— Additional Insurance Benefits” and “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

CharitAbility® is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. Charitability® for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See “OTHER INFORMATION—Charitability®.”

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured.

Flexibility to Adjust Amount of Death Benefit

You have flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. See “CONTRACT BENEFITS—Death Benefits—Ability to Change Face Amount”.

The minimum requested increase in Face Amount is $25,000 (or $10,000 for VUL 1 Contracts). Any requested increase may require additional evidence of insurability. Any requested increase in Face Amount is subject to a limited “free look” privilege, and, during the first 24 months following the increase, to an exchange privilege.

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount.

SUMMARY OF CONTRACT BENEFITS AND RISKS

The Minimum Face Amount for a Contract was $25,000 for Insureds with an Attained Age at issue of 0 through 17 (Attained Age of 0 through 20 for VUL 1 Contracts), and $50,000 for all other Insureds, for decreases made before the Insured’s Attained Age 50. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 for decreases made on or after an Insured reaches Attained Age 50.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

Death Benefit Guarantee Protection

The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. (In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.) In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.

The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of

♦	Contract Anniversary on or next after the Insured’s 71st birthday and

♦	the Contract Anniversary at the end of a period ranging from 8 to 34 years (6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.

The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee. After that, the Death Benefit Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death

SUMMARY OF CONTRACT BENEFITS AND RISKS

Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Second, the Death Benefit Guarantee will probably be necessary to avoid lapse of the Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Loan Privileges

You may obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See “CONTRACT RIGHTS—Loan Privileges”. For VUL 1 Contracts, the minimum amount of the loan is $100.

You may repay Contract loans at any time.

Surrender of the Contract

You may at any time fully surrender the Contract and receive in cash the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt and any Decrease Charge. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease. See “CONTRACT RIGHTS—Surrender Privileges”.

Subject to certain restrictions (including a minimum surrender amount of $500 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, you may also partially surrender the Contract and withdraw part of the Contract’s Accumulated Value at any time while the Insured is living.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term savings vehicle. The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account. The assets in each Subaccount of the Variable Account are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus.

We do not guarantee a minimum Accumulated Value.

The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time. It equals the sum of the amounts held in the Loan Account and the Variable Account. The Contract’s Accumulated Value in the Variable Account will increase or decrease and reflects

♦	the investment performance of the chosen Subaccounts of the Variable Account,

♦	any Net Premiums paid,

♦	any partial surrenders,

♦	any loans,

♦	any loan repayments,

♦	any loan interest paid or credited, and

♦	any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).

The Accumulated Value is relevant to

♦	continuation of the Contract,

♦	the Cash Surrender Value (which determines various other rights under the Contract),

♦	determining the amount available for Contract loans,

♦	computation of cost of insurance charges, and

♦	may be relevant to the computation of Death Benefits.

SUMMARY OF CONTRACT BENEFITS AND RISKS

The Contract’s Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Risk of Lapse

Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency (including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”. In general, subject to the Death Benefit Guarantee, the Contract will lapse when

♦	Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or

♦	Contract Debt exceeds Accumulated Value less any Decrease Charge, and

♦	In either case if a grace period expires without sufficient additional payments. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

The Contract provides for a 61-day grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send sufficient payment by a specified date.

Surrender Risks

There is a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See “CONTRACT RIGHTS—Surrender Privileges”.

Loan Risks

A Contract loan, whether or not repaid, will permanently affect the Contract’s potential Accumulated Value and may permanently affect the Death Benefit. A Contract loan could result in termination of the Death Benefit Guarantee.

Tax Risks

We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract.

Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. Under current tax law, Death Proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Proceeds. However, Death Proceeds may be subject to state and/or federal estate and/or inheritance tax.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial surrenders, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59½. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax.

SUMMARY OF CONTRACT BENEFITS AND RISKS

We make no guarantees regarding any tax treatment— federal, state or local—of any Contract or of any transaction involving a Contract.

You should consult a qualified tax advisor for assistance in all Contract-related tax matters.

THRIVENT LIFE AND THE VARIABLE ACCOUNT

The Contracts are issued by us. We were organized in 1982, as a stock life insurance company incorporated under the laws of the State of Minnesota. We are currently licensed to transact life insurance business in 42 states and the District of Columbia. We are a wholly-owned subsidiary of Thrivent Financial, which is a fraternal benefit society licensed to transact life insurance business in all 50 states and the District of Columbia. We are obligated to pay all amounts promised to Contract Owners under the Contracts.

The Variable Account is a separate account of ours. We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Minnesota laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of the federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the Accumulated Value to one or more Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. You can change a premium payment allocation for future premium payments and can transfer all or part of the Accumulated Value in a Subaccount to another Subaccount. However, you are only permitted to participate in a maximum of fifteen Subaccounts at any one time. If a transfer or new premium allocation is requested to a different Subaccount than those already selected the new total must not exceed fifteen, and if it would the request will be treated as not in Good Order. In order to complete the request, transfers out of at least as many active Subaccounts must be effected so that the total active Subaccounts would not exceed fifteen.

The following summarizes each Portfolio’s investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possible negative.

THRIVENT LIFE AND THE VARIABLE ACCOUNT

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Technology Portfolio	To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio	To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio	To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Utilities Portfolio[1]	To seek capital appreciation and current income.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Small Cap Index Portfolio	To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio II1	To achieve long-term growth of capital.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio	To seek long-term capital growth.

Thrivent Partner International Stock Portfolio[1]	To achieve long-term growth of capital.

1 As of May 25, 2012, you will only be permitted to add contributions to this Portfolio’s Subaccount if you had assets in this Portfolio’s Subaccount as of May 24, 2012.

THRIVENT LIFE AND THE VARIABLE ACCOUNT

Portfolio	Investment Objective
Thrivent Partner Socially Responsible Stock Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Value Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio II1	To achieve long-term growth of capital and future income.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500* Index.

Thrivent Equity Income Plus Portfolio	To seek income plus long-term capital growth.

Thrivent Balanced Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent High Yield Portfolio	To achieve a higher level of income while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Partner Socially Responsible Bond Portfolio[1]	To seek to maximize income.

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

1 As of May 25, 2012, you will only be permitted to add contributions to this Portfolio’s Subaccount if you had assets in this Portfolio’s Subaccount as of May 24, 2012.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

THRIVENT LIFE AND THE VARIABLE ACCOUNT

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund attached to this prospectus and found in the back of this book. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The Fund prospectus provides more complete information about the Portfolios of the Funds in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

Thrivent Financial is the investment adviser to the Fund, and it is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions.

Thrivent Financial and the Fund have engaged the following investment subadvisers.

♦	Aberdeen Asset Managers Limited

♦	Atlanta Capital Management Company, LLC

♦	Calamos Advisors LLC

♦	Calvert Investment Management, Inc.

♦	Goldman Sachs Asset Management, L.P.

♦	Mercator Asset Management, LP

♦	OppenheimerFunds, Inc.

♦	Principal Global Investors, LLC

♦	Pyramis Global Advisors, LLC

♦	Sectoral Asset Management Inc.

♦	T. Rowe Price Associates, Inc.

♦	Turner Investments, L.P.

♦	Victory Capital Management Inc.

The Fund pays each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Shares of the Fund are currently sold to other Portfolios of the Fund, to several insurance company separate accounts of ours and Thrivent Financial, and to participants in retirement plans sponsored by Thrivent Financial. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and Thrivent Financial to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws.

♦	Changes in federal income tax law.

♦	Changes in the investment management of the Fund.

♦	Differences in voting instructions between those given by the contract owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects contract owners, we may take appropriate action on our own. Such action could include the sale of the Fund’s shares by one or more of the separate accounts, which could have adverse consequences.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to

THRIVENT LIFE AND THE VARIABLE ACCOUNT

certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account. See “PAYMENTS AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

CONTRACT BENEFITS

Death Benefits

General

As long as the Contract remains in force and death proceeds are payable, we will pay the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. The proceeds may be paid in a lump sum or under one of the settlement options set forth in the Contract. The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and will be increased by any additional insurance benefits on the Insured’s life provided for in the Contract.

The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease. As long as the Contract remains in force and there is no Debt or unpaid Monthly Deductions, the Death Benefit will always be at least equal to the Face Amount.

Except for VUL 1 Contracts, if the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death. For VUL 1 Contracts, if the Insured is living on the Maturity Date, we will pay the Accumulated Value for the Contract reduced by any Contract Debt and any unpaid Monthly Deductions, and the Contract will be terminated.

Death Benefit Options

The Contract provides two Death Benefit Options: Option A and Option B. You designate the Death Benefit Option in the application.

Option A. The Death Benefit is equal to the greater of (1) the Face Amount of the Contract plus the Accumulated Value of the Contract and (2) the Accumulated Value multiplied by the Attained Age factor shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured’s date of death):

Attained Age	Factor	Attained Age	Factor
40 or less	2.50	61	1.28
41	2.43	62	1.26
42	2.36	63	1.24
43	2.29	64	1.22
44	2.22	65	1.20
45	2.15	66	1.19
46	2.09	67	1.18
47	2.03	68	1.17
48	1.97	69	1.16
49	1.91	70	1.15
50	1.85	71	1.13
51	1.78	72	1.11
52	1.71	73	1.09
53	1.64	74	1.07
54	1.57	75 to 90	1.05
55	1.50	91	1.04
56	1.46	92	1.03
57	1.42	93	1.02
58	1.38	94	1.01
59	1.34	95 to 99	1.00
60	1.30

Option B

The Death Benefit is the greater of (1) the Face Amount of the Contract and (2) the Accumulated Value on the Valuation Date on or next following the Insured’s date of death multiplied by the Attained Age factor shown in the table above.

Which Death Benefit Option to Choose

If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.

Change in Death Benefit Option

At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by giving us Notice of change. No charges will be imposed

CONTRACT BENEFITS

to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

A change in Death Benefit Option may have tax consequences, depending on the circumstances of such change. If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk—that is, in general, the Death Benefit less the Accumulated Value. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”. Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable factor of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount

The Death Benefit may vary with the Contract’s Accumulated Value, and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the Attained Age factor shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract’s Accumulated Value whenever the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount of the Contract.

Ability to Change Face Amount

Subject to certain limitations (see “Decreases” and “Increases” below), you may increase or decrease your Contract’s Face Amount. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you. The effective date of the decrease will be the Monthly Anniversary on or next after we receive Notice. An increase in Face Amount may have tax consequences. See “FEDERAL TAX MATTERS”. The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below.

Decreases

A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges.

CONTRACT BENEFITS

A decrease in the Face Amount may result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Charge will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed.

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face Amount.

The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease.

As discussed previously, if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”.

Increases

An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges.

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Charge for increases (which is included in the Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective.

You may not request an increase in Face Amount for less than $25,000 (or $10,000 for VUL 1 Contracts). You may increase the Face Amount anytime before the Contract Anniversary on or next after the Insured’s 85th birthday (or 80th birthday for VUL 1 Contracts). To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct any Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase cancelled and receive a credit or refund, and (2) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject

CONTRACT BENEFITS

to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract See “CONTRACT RIGHTS—Free Look Privileges” and “CONTRACT RIGHTS—Exchange Privileges”.

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount.

Net Amount at Risk

You may increase or decrease the net amount at risk provided by the Contract which is, in general, the difference between the Death Benefit and the Accumulated Value, in one of several ways as insurance needs change. These include

♦	increasing or decreasing the Face Amount,

♦	changing the level of premium payments, and,

♦	to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

♦

A decrease in the Face Amount will, subject to the applicable percentage limitations, decrease the net amount at risk without reducing the Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount. See “CHARGES AND DEDUCTIONS”.

♦

An increase in the Face Amount (which may require satisfactory evidence of insurability) will likely increase the net amount at risk, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. See “Increases” in this section. If the net amount at risk is increased, the Monthly Deduction will increase as well.

♦

Under Death Benefit Option A, until the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the net amount at risk as long as premium payments are sufficient to keep the Contract in force. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement—Lapse”.

♦

Under Death Benefit Option B, until the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount, an increased level of premium payments will generally reduce the net amount at risk.

♦

Under either Death Benefit Option, if the Death Benefit is the Accumulated Value multiplied by the Attained Age factor, then an increased level of premium payments will increase the net amount at risk.

CONTRACT BENEFITS

♦

A partial surrender will reduce the Death Benefit. However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the Accumulated Values multiplied by the Attained Age factor. The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the contract (for example, changing the Face Amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary

Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract loan amount), the duration of the Contract depends upon the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge). The Contract will remain in force as long as (1) the Cash Surrender Value of the Contract is sufficient to pay the Monthly Deduction or (2) the Death Benefit Guarantee requirement is met and (3) Contract Debt does not exceed Accumulated Value less any Decrease Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the Monthly Deduction and the Death Benefit Guarantee requirements have not been met or when Contract Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner, the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the Contract. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash Surrender Value (the Accumulated Value less any Contract Debt and any Decrease Charge). See “CONTRACT RIGHTS—Surrender Privileges”. There is no guaranteed minimum Accumulated Value. A Contract’s Accumulated Value on any future date depends upon a number of variables, and therefore, it cannot be predetermined.

A Contract’s Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account and may increase or decrease. They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).

Calculation of Accumulated Value

The Accumulated Value of the Contract is determined on each Valuation Date.

On each Valuation Date the Contract’s Accumulated Value will be (a) plus (b) where:

(a)	is the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount’s Unit Value on the date by the number of Subaccount Units allocated to the Contract; and

(b)	is the value attributable to the Contract in the Loan Account on the Valuation Date. See “CONTRACT RIGHTS—Loan Privileges”.

Determination of Number of Units

Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by

CONTRACT BENEFITS

dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:

♦	any Net Premiums allocated to the Subaccount during the current Valuation Period;

♦	any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;

♦	any repayments of the Contract Debt during the current Valuation Period; and

♦	any interest earned on the amount in the Loan Account and transferred to the Variable Account during the current Valuation Period.

The number of Subaccount Units in any Subaccount will be decreased by:

♦	any Monthly Deduction allocated to the Subaccount during the current Valuation Period to cover the Contract Month following a Monthly Anniversary;

♦	any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account;

♦	the amount of any partial surrender (including the partial surrender charge) during the current Valuation Period; and

♦	any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract’s Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value

At the end of each Valuation Period, the Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor. The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. The mortality and expense risk charge is currently 0.60% and guaranteed never to exceed 0.75%.

Payment of Contract Benefits

Except for VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any

CONTRACT BENEFITS

unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive all forms, requirements and due proof of death in Good Order at our Service Center. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of Notice. Payments may be postponed in certain circumstances. See “OTHER INFORMATION—Postponement of Payments”.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. Your Thrivent Life Insurance Company representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. Benefits paid under the Accelerated Benefits Rider may be taxable. See “FEDERAL TAX MATTERS”.

Settlement Options

You may elect an option by giving us Notice us during the Insured’s lifetime. The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with our consent. Election of Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that the manner of settlement has not been restricted before the Insured’s death, and the death proceeds have not been paid.

For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that (1) payments must not be less than $50 each and (2) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Option 1—Interest Income

The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2—Income of a Fixed Amount

Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (1) income per year must not be less than 6% of the proceeds, and (2) income is paid until the proceeds, with interest credited at the rate of 3.5% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3—Income for a Fixed Period

Income for a fixed number of years, not to exceed 30, will be paid with interest credited on unpaid balance at a rate not less than 3.5% per year (the income will not be less than the amounts set forth in a table in the agreement relating to this option).

Option 4—Life Income with Guaranteed Period

Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the Beneficiary of the agreement to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the agreement relating to this option). After the first payment is made, this option may not be revoked or changed.

CONTRACT BENEFITS

Option 5—Other Options

The proceeds may be paid under any other settlement option agreeable to us.

Death Benefit Guarantee

General

If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse before the termination of the Death Benefit Guarantee specified in the Contract. In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, to the extent Cash Surrender Value declines due to poor investment performance, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated Value in these years. You should also consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the 180 months following the increase, which could create a similar possibility of lapse as exists during the early Contract Years. Thus, even though the contract permits premium payments less than the payments required to maintain the Death Benefit Guarantee, you will lose the significant protection provided by the Death Benefit Guarantee by paying less than the premiums required to maintain the guarantee.

When considering Contract loans or partial surrenders, you should keep in mind that a Contract loan or partial surrender could cause termination of the Death Benefit Guarantee because the amount of any partial surrender or Contract Loan Amount will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been met.

Death Benefit Guarantee Requirement

The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of any Premium Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of the Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of

CONTRACT BENEFITS

the partial surrender or Contract loan and is equal to the lesser of (a) and (b) where:

(a)	is the amount of the partial surrender or Contract loan; and

(b)	is the excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (i) and (ii) where:

(i)	is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and

(ii)	is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit Guarantee.

First, by “deeming” the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above.

Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions taken by you will have the effect (directly or indirectly) of reducing the Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death Benefit Guarantee. You should also consider the other effects of varying the amount and frequency of premium payments and of partial surrenders and Contract loans.

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (1) the Insured’s Attained Age 71 and (2) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.

We will determine on each Monthly Anniversary whether the requirements for the Death Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under “Reinstatement”.

Reinstatement

If the Death Benefit Guarantee terminates due to insufficient payments, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death Benefit Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated. During this 31-day

CONTRACT BENEFITS

reinstatement period, you will not have the protection of the Death Benefit Guarantee.

When determining the amount and frequency of premium payments, you should carefully consider that the Death Benefit Guarantee terminates immediately when the requirements described above are not satisfied, and the ability to reinstate the Death Benefit Guarantee permanently expires on the following Monthly Anniversary of the Contract 31 days after we send written notice of termination.

PAYMENT AND ALLOCATION OF PREMIUMS

Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks.

Scheduled Premiums

You selected a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. We also offer an electronic payment program. Under this program, you may make premium payments to your Contract on a regularly scheduled basis by having money automatically withdrawn from your savings or checking account, or other acceptable payment source, rather than being billed. You may set up the electronic payment program by giving us Notice.

The initial Scheduled Premium on an annualized basis will be shown in the Contract as the “Planned Annual Premium”. You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract’s Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See “Contract lapse and Reinstatement” in this section.

Death Benefit Guarantee Premium

The Contract states the monthly premium amount required to maintain the Death Benefit Guarantee (the “Death Benefit Guarantee Premium”). The Death Benefit Guarantee Premium is determined by us based upon a formula taking the following into account:

♦	the applicable cost of insurance charge for the Insured, using the Insured’s actual premium class;

♦	a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;

♦	the applicable Initial Monthly Administrative Charge;

♦	the charge for any additional insurance benefits added by rider; and

♦	the Basic Monthly Administrative Charge.

Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things,

♦	the Insured’s gender (in most states),

♦	the Insured’s Attained Age,

♦	the Insured’s premium class,

♦	the Face Amount,

PAYMENT AND ALLOCATION OF PREMIUMS

♦	the Death Benefit Option, and

♦	which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.

Premium Flexibility

Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determine a Scheduled Premium (initially, on an annualized basis, this premium is called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See “Contract Lapse and Reinstatement” in this section.

Subject to certain limitations, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date for VUL 1 Contracts. The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations

The Internal Revenue Code generally provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. If at any time a premium is paid that would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner’s request or made as a result of a partial surrender, or a change in the Death Benefit Option could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value

Allocation of Net Premiums

The Net Premium equals the premium paid less any Premium Expense Charges. Net Premiums are credited to the Subaccounts during the Valuation Period that they are received.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

We allocate Net Premiums according to the premium allocation instructions on your application or most recent allocation instructions on file. The percentages of

PAYMENT AND ALLOCATION OF PREMIUMS

each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation for future Net Premiums without charge at any time by giving us Notice (to complete the transaction by telephone a Telephone Transaction Authorization Form must be completed and on file).

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Allocation of Accumulated Value (Transfers)

You may transfer your Accumulated Value among the Subaccounts of the Variable Account by giving us a Notice (to complete the transaction by telephone a Telephone Transaction Authorization Form must be completed and on file). The total amount that you transfer each time must be at least $500 (unless the total cash value in a Subaccount is less than $500, in which case the entire amount may be transferred). No fees are currently charged for transfers, except for VUL 1 Contracts, which are charged $20 per transfer in excess of 12 transfers per year. We may postpone transfers in certain circumstances. See “OTHER INFORMATION—Postponement of Payments”. Under present law, transfers are not taxable transactions.

Special Transfer Service—Dollar Cost Averaging

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to one or more other Subaccounts. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date. Please note that when you establish a Dollar Cost Averaging (DCA) program, transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until you notify us to terminate the DCA program, whichever occurs first. If the entire amount in the Thrivent Money Market Subaccount has been depleted, you have not notified us to terminate the DCA program, and you subsequently allocate additional funds to the Thrivent Money Market Subaccount, transfers will begin again on the schedule you set.

The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from us.

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use

PAYMENT AND ALLOCATION OF PREMIUMS

reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number.

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

Contract Lapse and Reinstatement

Lapse

Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see “CONTRACT BENEFITS—Death Benefit Guarantee”), lapse will only occur when:

♦	the Cash Surrender Value is insufficient to cover the Monthly Deduction; or

♦	Contract Debt exceeds the Accumulated Value less any Decrease Charge; and

♦	in either case, if a grace period expires without a sufficient payment.

Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt, the Cash Surrender Value will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the premium for the Contract will not be in default until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage continues, unless the this grace period expires and we have not received the required amount. We will send you notice on or after the Monthly Anniversary on which (1) the Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (2) the Contract Debt exceeds the Accumulated Value less any Decrease Charge and the

PAYMENT AND ALLOCATION OF PREMIUMS

Death Benefit Guarantee is not in effect. The notice will specify the payment required to keep the Contract in force and the termination date.

In order to prevent lapse, you must during the grace period make the required premium payment or make the required loan repayment. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts, at the commencement of the grace period, we will transfer your Contract’s Accumulated Value attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account) into our General Account. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See “Allocations of Premiums and Accumulated Value” in this section.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and the amount needed to cover the Monthly Deduction through the month of death.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Reinstatement

Unless a Contract has been surrendered, it may be reinstated at any time within 5 years after 1) the date the grace period ends if, on that date, the Contract terminated; or 2) the Contract terminated under the Termination from Excess Loan Contract provision. You may reinstate the Contract by submitting the following items to us:

♦	Written application for reinstatement;

♦	Evidence of insurability satisfactory to us;

♦	Payment or reinstatement of any Contract Debt that existed on the date the grace period expired; and

♦	A payment that is sufficient to cover:

(1)	payment of any unpaid Monthly Deductions for the grace period; and

(2)	a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge (discussed below). The amount of Accumulated Value on the date of reinstatement will equal:

♦	the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus

PAYMENT AND ALLOCATION OF PREMIUMS

♦	any premiums received at the time of reinstatement, reduced by any Premium Expense Charges; less

♦	any Monthly Deductions and any loan interest due for the grace period; less

♦	the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge. Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Contract to compensate us for:

♦	providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;

♦	administering the Contract;

♦	assuming certain risks in connection with the Contract; and

♦	incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges

Percent of Premium Charge

Sales charges, generally called “sales load”, will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. The percent of premium charge is a front-end sales load and is 3% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the Variable Account. The percent of premium charge may not be deducted in certain situations.

The sales charges in any Contract year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the mortality and expense risk charge.

Premium Taxes

Various states and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of the

CHARGES AND DEDUCTIONS

premium will be made from each premium payment. The deduction represents an amount we believe is necessary to pay all premium taxes imposed by the states and any subdivisions thereof.

Premium Processing Charge

We will deduct a maximum amount equal to $2.00 per premium payment (a maximum amount of $1.00 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. The premium processing charge may not be deducted in certain situations.

Accumulated Value Charges

Decrease Charge

The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made after issuance of a Contract or after a requested increase in Face Amount. The term “Decrease Charge” is used to describe this charge because, during the applicable period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge—Initial Face Amount

At Contract issuance, we will compute a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium. This premium amount is used solely for the purpose of calculating the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge actually imposed will equal the maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of actual premiums paid applies to the Contract. The Contingent Deferred Sales Charge for the initial Face Amount, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium and (2) 25% of actual premiums paid (before deducting any Premium Expense Charges) during the first Contract Year.

The maximum Contingent Deferred Sales Charge calculated as described above (subject to the limitation keyed to 25% of actual premiums paid), will remain level until the fifth Contract Anniversary. Commencing on the fifth Contract Anniversary, and then on each subsequent Monthly Anniversary during the period of the Contingent Deferred Sales Charge, the maximum Contingent Deferred Sales Charge will be reduced as of each Monthly Anniversary in level amounts so that it becomes zero at the end of 180 months (120 months for VUL 1 Contracts).

The CDSC Premium is an annual premium amount determined by us on the same basis as the Death Benefit

CHARGES AND DEDUCTIONS

Guarantee Premium (see “CONTRACT BENEFITS—Death Benefit Guarantee”), except that the CDSC Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the Basic Monthly Administrative Charge of $10.00 per month, or any premium processing charge.

The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change. The CDSC Premium will never exceed the “guideline annual premium”, as that term is defined under SEC Rule 6e-3(T), for the Contract.

Amount of Contingent Deferred Sales Charge—Increases in Face Amount

If the Face Amount is increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of the amount of premiums attributable to the increase applies. The Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium for the increase and (2) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. Like the similar limitation for the initial Face Amount, the CDSC Premium for the increase will never exceed the “guideline annual premium”, as that term is defined under SEC Rule 6e-3(T), for the increase.

A special rule applies to determine “the amount of premiums attributable to the increase” because additional premium payments are not required to fund a requested increase in Face Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face Amount after the increase.

For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is 1/2 ($100,000/$200,000). If the Cash Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12 Contract Months after the effective date of the increase, the premiums attributable to the increase would be 1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Contingent Deferred Sales Charge. It will remain at the maximum level through approximately 60 months from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

Amount of Deferred Administrative Charge

At Contract issuance, we computed a Deferred Administrative Charge. In general, this charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender (in most states), and whether the Insured is a tobacco user. For Insureds

CHARGES AND DEDUCTIONS

with an Attained Age under 18, the Deferred Administrative Charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured’s Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount is stated in your Contract.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions (or 120 Monthly Deductions for VUL 1 Contracts) have been made, this Deferred Administrative Charge will be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge.

The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Administrative Charge included in the Monthly Deduction. See “Monthly Deduction” below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction (which covers these charges through the Initial Monthly Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative Charge).

Each of these charges applies until 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Administrative Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an “acceleration” of the amounts that otherwise would have been paid during this period through the Initial Monthly Administrative Charge included in the Monthly Deduction. If the Deferred Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Administrative Charge will be reduced accordingly.

The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred Administrative Charge is not an “acceleration” of the Initial Monthly Administrative Charge applicable to any spouse rider providing insurance benefits on the Insured’s spouse. An Initial Monthly Administrative Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the Initial Monthly Administrative Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or

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otherwise, unless the Contract is reinstated. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Method of Deduction and Effect of Decrease Charge

The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the Decrease Charge will be treated as a deduction for purposes of determining the Contract’s Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect

♦	the amount available for Contract loans,

♦	the amount available in connection with full or partial surrenders, and

♦	the amount available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee, determine the Contract’s duration and possible lapse.

If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See “CHARGES AND DEDUCTIONS—Charges Against Accumulated Value—Monthly Deductions”. If the Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (1) the Decrease Charge for the most recent increase; (2) the Decrease Charge for the next most recent increases successively; and (3) the Decrease Charge for the initial Face Amount.

Reinstatement of Decrease Charge

If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated.

Monthly Deduction

Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract (the “Monthly Deduction”) to compensate us for administrative expenses and the insurance provided by the Contract.

The Monthly Deduction consists of the following three components:

♦	the cost of insurance,

♦	insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and

♦	the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity

CHARGES AND DEDUCTIONS

Date for VUL 1 Contracts). (On the Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account. The Monthly Deduction will be allocated against each Subaccount in the same proportion that the Contract’s Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less the Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance

Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by 1,000 for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. (For VUL I Contracts, the annual rate is 4%, and the Death Benefit will be divided by 1.0032737.) In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:

(1)	the initial Face Amount;

(2)	successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and

(3)	any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force.

For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations

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(which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in effect. See “CONTRACT BENEFITS—Death Benefits—Accumulated Value and Cash Surrender Value”.

Cost of Insurance Rate. Cost of insurance rates will be based on the Face Amount and the gender (in most states), issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured’s Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table.

Any change in the cost of insurance rates will be based on the Initial Face Amount and any requested increases in Face Amount, and will apply to all Insureds of the same premium class, gender (in most states), issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

Premium Class. The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non- tobacco users. Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. (VUL I Contracts have the premium classes of Smoker and Nonsmoker.) In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class. (A preferred premium class is not available on VUL I Contracts.)

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches Attained Age 18, he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18. (For VUL I Contracts, Smoker and Nonsmoker, replace references to tobacco and non-tobacco.)

Monthly Administration Charges

We have primary responsibility for the administration of the Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge, which is, in effect, an “acceleration” of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge—a Basic Monthly

CHARGES AND DEDUCTIONS

Administrative Charge that is collected every Contract Month and an Initial Monthly Administrative Charge that is deducted as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge. We will deduct a Basic Monthly Administrative Charge of $10.00 ($4.00 for VUL 1 Contracts) from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts). For VUL I Contracts with a spouse rider, an additional $2.00 is included in the Basic Monthly Administrative Charge. The Basic Monthly Administrative Charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Administrative Charge. We will deduct the Initial Monthly Administrative Charge from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured’s Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured’s gender (in most states) and upon whether the Insured is a tobacco user or not. The Initial Monthly Administrative Charge per $1,000 of Face Amount is stated in your Contract. The Initial Monthly Administrative Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

If the Face Amount is increased, we will deduct a separate Initial Monthly Administrative Charge for Increases from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly Charge for Increases in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured’s spouse is added, we will deduct a separate Initial Monthly Administrative Charge from the Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Administrative Charge will be determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and tobacco user status and gender (in most states) on the effective date of the rider will be used.

The Initial Monthly Administrative Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Administrative Charge are the same expenses covered by

CHARGES AND DEDUCTIONS

the Deferred Administrative Charge included in the Decrease Charge. We will not, however, be reimbursed twice for these expenses. As described in “CHARGES AND DEDUCTIONS—Accumulated Value Charge—Decrease Charge”, and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the period when the Initial Monthly Administrative Charge applies, or if a requested decrease in Face Amount occurs during the period when the Initial Monthly Administrative Charge generally applies, the Initial Monthly Administrative Charge will, in effect, generally be “accelerated” and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an “acceleration” of the Initial Monthly Administrative Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Administrative Charge. If the Contract lapses or is totally surrendered during the period when the Initial Monthly Administrative Charge applies so that the Decrease Charge is imposed, the Initial Monthly Administrative Charge will not be collected. If the Face Amount is decreased at the Contract Owner’s request during this period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Administrative Charge because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Administrative Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Administrative Charge until a total of 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been taken.

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Administrative Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be “accelerated” and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the period when an Initial Monthly Administrative Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this period, the Initial Monthly Administrative Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges

The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See “OTHER INFORMATION—Additional Insurance Benefits”.

Partial Surrender Charge

We will deduct a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account

Mortality and Expense Risk Charge

We will deduct a daily charge (the “mortality and expense risk charge”) from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We guarantee not to charge a mortality and expense risk charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date.

CHARGES AND DEDUCTIONS

When the previous day or days were not a Valuation Date, the deduction on the Valuation Date will be multiplied by the number of days since the last Valuation Date.

The charge provides a source of revenue to cover expenses we expect to incur (such as commissions) and for any other legitimate corporate purposes including keeping the charge as retained profit and using such retained profit in the future as needed to cover adverse experience we might realize, such as with respect to overhead costs or death benefit claims that eventually prove to exceed those anticipated when we set COI charges.

Taxes

Currently, we make no charge against the Variable Account for federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will incur any federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. See “FEDERAL TAX MATTERS”.

Charges of the Fund

The value of the assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolio in which the Subaccount invests.

CONTRACT RIGHTS

Ownership Changes

While the insured is living, ownership may be changed by giving us Notice. Any Debt on the Contract will have prior claim over any assignment.

Loan Privileges

General

You may borrow money from us using the Contract as the only security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. The minimum amount of a loan for a VUL 1 Contract is $100. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

As used in this prospectus, the term “Loan Amount” means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term “Debt” means the sum of all unpaid Contract loans less any unearned prepaid loan interest). The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied. Contract Debt is used to calculate the Contract’s Cash Surrender Value and the amount of Death Benefit proceeds payable to the Beneficiary. In some cases, Contract Debt is used to determine whether the Contract will lapse.

Allocation of Contract Loan

We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your Contract’s Accumulated Value in each Subaccount bears to the Contract’s total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Notice. Postponement of loans may take place under certain circumstances. See “OTHER INFORMATION—Postponement of Payments”.

Interest

The loan interest rate is 7.4% per year, as calculated in advance. Interest on any loan will be charged at that

CONTRACT RIGHTS

rate or its equivalent calculated in arrears. If interest is not charged when due, it will be added to the loan balance and will bear interest at the same rate.

Effect of Contract Loans

Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract’s Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. No additional interest will be credited to these assets. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts.

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract’s potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.

The amount of any Contract loan will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a Contract loan could result in termination of the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Repayment of Contract Debt

You may repay Debt at any time while the Insured is living. All loan repayments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract’s Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by us at the time of repayment) to the Subaccount(s) of the Variable Account in the same proportion that the Contract’s Accumulated Value in a Subaccount bears to the Contract’s total Accumulated Value in the Variable Account (you may select a different allocation basis with our approval). See “PAYMENT AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a “modified endowment contract”, as well as interest accruing on the loans, will be treated as a taxable distribution to the extent there is

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gain in the Contract. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty may be imposed on the portion of any loan and loan interest that is included in income. See “FEDERAL TAX MATTERS”.

Surrender Privileges

At any time before the death of the Insured, you may partially or totally surrender the Contract by giving us Notice. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in a lump sum or under a settlement option. See “CONTRACT BENEFITS—Payment of Contract Benefits”.

Verification of Identity

We require a Medallion Signature Guarantee for any surrender, partial surrender or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent Life representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure would be required for:

♦	Request to receive funds with a value of $100,000 or more;

♦	Request to send funds to an address other than the one listed for the Contract Owner;

♦	Request to wire funds or directly deposit funds to a bank account with a bank account registration different than the bank account listed for the Contract Owner;

♦	Request to make funds payable to someone other than the Contract Owner;

♦	Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Life approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Life representative. You should consider the tax implications of a surrender or loan before you make a request. See Federal Tax Matters.

Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.

Full Surrender

If you surrender the Contract in full, you will be paid the Cash Surrender Value of the Contract determined as of the date a Notice is received by us (or as of such later date as you shall specify in the Notice), or, if this date is not a Valuation Date, the next following Valuation Date.

Partial Surrender

Except as noted below, you may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $500 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your Accumulated Value in the respective Subaccount(s)

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bears to the Contract’s total Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see “Partial Surrenders—Certain Considerations” in this section.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

Effect of Partial Surrenders on Face Amount and Death Benefit

A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.

Option A—Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

♦

If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

♦

If the Death Benefit immediately prior to the partial surrender is based on the Accumulated Value multiplied by the applicable factor, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the Accumulated Value multiplied by the applicable factor after deducting the partial surrender.

Option B—Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

♦	If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.

♦

If the Death Benefit is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable factor.

♦

If the Death Benefit immediately prior to the partial surrender is based on the applicable Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to (a) minus (b) where:

(a)	is the amount of the partial surrender, and

(b)	is the result obtained by dividing (i) by (ii) where:

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(i)	is the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender, and

(ii)	is the applicable factor.

The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

Partial Surrenders—Certain Other Considerations

The amount of any partial surrender will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a partial surrender could result in termination of the Death Benefit Guarantee.

Because a partial surrender can affect the Face Amount and the Death Benefit (as described in this section), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect such partial surrender.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a “modified endowment contract” will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty will be imposed on the portion of any surrender that is included in income. See “FEDERAL TAX MATTERS”.

Free Look Privileges

The Contract provides for a “free look” privilege after any increase in Face Amount.

You may cancel a requested increase in Face Amount until the latest of the following:

♦	45 days after of the application for increase is signed,

♦	10 days after you receive a Contract supplement for the increase in Face Amount, and

♦	10 days after we mail or personally deliver a notice of withdrawal right to you.

Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract’s Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).

This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Administrative Charge for increases attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who

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request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of Increase in Face Amount

During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract.

TELEPHONE AND ONLINE TRANSACTIONS

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Life disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent Life does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Life may be liable for such losses.

Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with written Notice. If due to malfunction or other circumstances, the request is incomplete or not fully comprehensible, we will not process the transaction.

We reserve the right to suspend or limit telephone and online transactions.

Owners can complete certain transactions online at www.thrivent.com or complete telephone transactions by contacting the Service Center at (800) 847-4836.

Timely Processing

We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

OTHER INFORMATION

Postponement of Payments

We will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice.

We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount if (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner’s bank.

Additional Insurance Benefits

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See “FEE TABLES”. Your Thrivent Life Insurance Company representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Rider

This rider increases the total Death Benefit upon proof of accidental death of the Insured. Coverage under this rider terminates on the Contract Anniversary after the Insured’s 70th birthday. The charge for this benefit is a per thousand rate (which varies by Attained Age and gender [in most states]) multiplied by the amount of rider coverage.

Disability Waiver Rider

This rider credits an amount to the Contract on each Monthly Anniversary if the Insured becomes totally disabled while this rider is in effect. The amount credited will be 1/12th of the selected amount, or the Monthly Deduction if greater. Benefits are payable after the disability has continued for six months and while disability continues. The charge for this benefit is a percent rate (which varies by issue age and duration) multiplied by the selected amount to be waived.

Spouse Insurance Rider

This rider provides a level amount of term life insurance on the spouse of the Insured. This rider or a portion of this rider may be converted to permanent insurance, without proof of insurability, through age 75. On the death of the Insured, the spouse has the right to convert to term or permanent coverage within 90 days. The charge for this benefit is a per thousand cost of insurance rate (which will vary by issue age, duration, gender [in most states], premium class and Face Amount) multiplied by the amount of rider coverage. If you do not currently have this rider on your contract, it can no longer be added.

Child Insurance Rider

This rider provides term life insurance on the Insured’s children. The amount of Death Benefit for each child is as follows: Birth through first 14 days: no benefit; 15 days up to 6 months: one half of amount of rider coverage; 6 months until age 21: full amount of rider coverage. At age 21, up to five times this benefit amount can be purchased without proof of insurability. On the death of the Insured, paid-up term insurance will be provided on each child, until the child’s 21st birthday. The charge for this benefit is a per thousand rate multiplied by the amount of rider coverage.

Guaranteed Increase Rider

This rider guarantees the owner the option to increase the Face Amount of the Contract without proof of insurability on each of several fixed increase option dates, or on alternate additional increase option dates.

OTHER INFORMATION

Coverage under this rider terminates on the earlier of the Contract Anniversary after the Insured’s 43rd birthday or when the maximum number of increase options have been exercised. The charge for this benefit is a per thousand rate (which varies by rider issue age and gender [in most states]), multiplied by the amount of rider coverage.

Cost of Living Rider

This benefit essentially adjusts the Face Amount of the Contract and, correspondingly, your premium payments to keep pace with the Consumers’ Price Index. As a result of increasing the Face Amount, the Monthly Deductions will increase. There is no separate charge to implement this benefit. However, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earlier of your Age 65, 20 Contract Years or until the initial Face Amount doubles.

Accelerated Benefits Rider

This benefit pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life. Tax consequences may result. See “FEDERAL TAX MATTERS”.

CharitAbility®

CharitAbility® for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility® for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit Lutheran organization that qualifies under Internal Revenue Code Section 170(c) is eligible to receive Charitability® for Life benefits. The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract. Charitability® for Life is not available on VUL I Contracts.

RESERVATION OF CERTAIN RIGHTS

We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

♦	the withdrawal rights during any Free Look Period after an increase in Face Amount; and

♦	the exchange rights during the first 24 months following an increase in Face Amount.

We will provide Contract Owners with written notice if we exercise our right to eliminate or modify any of these rights.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE, OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, we believe that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Life, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account,

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such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Proceeds

In general, the amount of the death proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the death proceeds being taxable.

If the death proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, or 4, generally payments will be prorated between amounts attributable to the death proceeds, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the death proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

Death proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of death proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Accumulated Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon

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whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. All income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts that Are Not MECs

Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.

Tax Treatment of Loans from Contracts that Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts that Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

FEDERAL TAX MATTERS

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Accumulated Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased and owned by the same person from Thrivent Life or Thrivent Financial, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

FEDERAL TAX MATTERS

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts offered by Thrivent Financial or previously offered by us.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and an appointed insurance producer of Thrivent Life. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Life in return for serving as an insurance producer for the sale of the Contracts as well as increases in coverage on existing Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an insurance producer of ours for purposes of the sale of the Contract or sales related to increases in coverage.

Our financial representatives sell almost exclusively insurance and annuity products of Thrivent Financial (Thrivent Life does not currently sell any new insurance or annuity products). It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase or increase the coverage under a contract issued by us instead of a contract issued by another company.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase or increase coverage under one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales including increases in coverage under Contracts may help the financial representatives in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative ranging from 20% to 60% of the initial target premium when you purchase the contract and when you make increases in coverage. In addition, we may pay 20% of the 2nd target premium and 10% of the 3rd target premium if the financial representative is eligible. Additionally, we may pay between 0% and 9% on premiums that exceed the target premium if the financial representative is eligible. We determine the target premium, which varies by age, gender (in most states) and risk classification of the insured at the time of issue as well as by the Face Amount of the Contract. Commissions are not based on the Subaccounts to which you choose to allocate your premiums. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. Your financial representative may receive asset-based compensation ranging from 0% to 0.32% of the Accumulated Value, if eligible.

SALES AND OTHER AGREEMENTS

In addition to commissions, we may pay or provide other promotional incentives. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer and products offered by Thrivent Financial. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses relating to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, Thrivent Financial home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Life nor Thrivent

Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Life and the Variable Account are contained in the Statement of Additional Information.

DEFINITIONS

Accumulated Value. The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.

Basic Monthly Administrative Charge. A monthly charge to reimburse Thrivent Life for ordinary administrative expenses expected to be incurred.

Beneficiary. The person(s) named by the Contract Owner to receive the death proceeds under the Contract. A Beneficiary need not be a natural person.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any Decrease Charge.

CDSC Premium. An annual premium amount determined by Thrivent Life and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge. A Contingent Deferred Sales Charge to compensate Thrivent Life for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in Face Amount, in each case at any time before 180 Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 180-month period (a 120-month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Contract. The flexible premium variable life insurance contract offered by Thrivent Life and described in this prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Date. The latest of (1) the Date of Issue; (2) the date Thrivent Life received the first premium payment on the Contract at its Service Center and (3) any other date mutually agreed upon by Thrivent Life and the Contract Owner.

Contract Month. The period from one Monthly Anniversary to the next. The first Contract Month would be the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year was the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option (Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured’s death, which will be the Death Benefit less Contract Debt and any unpaid Monthly Deductions.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

DEFINITIONS

Death Benefit Guarantee Premium. A monthly premium amount specified in the Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.

Death Benefit Option. Either of two Death Benefit Options available under the Contract (Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured’s death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured’s death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of “Loan Amount” below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent Deferred Sales Charge and the Deferred Administrative Charge. The Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to Thrivent Life upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge. A Deferred Administrative Charge to reimburse Thrivent Life for administrative expenses incurred in issuing the Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts). A separate Deferred Administrative Charge will also be calculated, and then reduced over a 180-month period (a 120 month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Face Amount. The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract.

Free Look Period. A period which follows any application for and approval of an increase in Face Amount. During the Free Look Period, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.

General Account. The assets of Thrivent Life other than those allocated to the Variable Account or any other separate account.

Good Order. Any request that is submitted with any and all required forms, information, authorization and funds, and is received at our Service Center.

Initial Monthly Administrative Charge. An Initial Monthly Administrative Charge to reimburse Thrivent Life for administrative expenses incurred in issuing the Contract. The Initial Monthly Administrative Charge will be deducted as part of the first 180 Monthly

DEFINITIONS

Deductions (the first 120 Monthly Deductions for VUL 1 Contracts). A separate Initial Monthly Administrative Charge for increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured’s spouse.

Insured. The person upon whose life the Contract is issued.

Loan Account. The funds transferred from the Subaccount(s) of the Variable Account to Thrivent Life’s General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of “Debt” above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date. For VUL 1 Contracts, the Maturity Date is the Contract Anniversary on or next following the Insured’s 96th birthday.

Minimum Face Amount. The Minimum Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary. The same day in each succeeding month as the Date of Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the Contract. These charges include the cost of insurance charge; a Basic Monthly Administrative Charge ($10.00 per month for the Contract and $4.00 per month for VUL 1 Contracts); the Initial Monthly Administrative Charge; and charges for additional insurance benefits. “Monthly Deduction” also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract Month.

Net Premium. The premium paid less any Premium Expense Charges.

Notice. A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content. While your Contract refers to written notice, administratively Notice may meet this requirement.

Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent of premium charge of 3% of each premium payment, a 2% premium tax charge and a premium processing charge of $2.00 per premium payment ($.75 for automatic payment plans). Thrivent Life reserves the right to increase the premium processing charge in the future on automatic payment plans to an amount not exceeding $1.00 per premium payment. These charges may not be deducted in certain situations.

Scheduled Premium(s). The planned premium payments selected by the Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.

DEFINITIONS

Service Center. Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-001. Telephone: (800)847-4836. E-mail: mail@thrivent..com.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Thrivent Life Insurance Company representative. A person who is appropriately licensed by state insurance department officials to sell the Contract, and a licensed registered representative of Thrivent Investment Management Inc.

Unit. The measure by which the value of the Contract’s interest in each Subaccount is determined.

Unit Value. The value of each Unit representing the Contract’s interest in each Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Life Variable Insurance Account, which is a separate account of Thrivent Life. The Subaccounts are subdivisions of the Variable Account.

(This Page Intentionally Left Blank)

OBTAINING ADDITIONAL INFORMATION

To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI is provided below for your reference.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY
Depositor
Registrant
SERVICES
Service Agreements and Other Service Providers
PREMIUMS
Administrative Procedures
Automatic Premium Loans
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
Surrender and Withdrawal
Material Contracts Relating to the Registrant
PRINCIPAL UNDERWRITER
Identification
Offering and Commissions
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
Special Purchase Plans
Underwriting Procedures
Increases in Face Amount
LAPSE AND REINSTATEMENT
LOANS
STANDARD AND POOR’S DISCLAIMER
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The prospectus and the SAI are available upon request. You can get these documents and all other documents required to be filed with the SEC free by the following means:

Notice:

Thrivent Life Insurance Company

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Online:

www.thrivent.com

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, Cash Surrender Values, and Accumulated Values.

OBTAINING ADDITIONAL INFORMATION

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about TLIC Variable Insurance Account A are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

TLIC Variable Insurance Account A

1933 Act Registration No. 33-3243

1940 Act Registration No. 811-4602

Why should you consider eDelivery?

•	It provides you with easy access to prospectuses and financial reports, allowing you to view your information anytime, anywhere, without having to dig through files of paper.

•	It’s simple and safe. Your personal information will always be protected by a password, making it much more secure than an envelope in your mailbox.

•	It’s less expensive than mailing your documents.

•	It’s good for the environment. Each year, Thrivent Financial uses nearly 50 million sheets of paper to communicate with our members. That’s as many as 26 acres of trees that could be saved by choosing eDelivery.

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Choose eDelivery.

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

• Prospectus	• Annual and semiannual reports	• Annual privacy notices

I understand and agree to the following:

•	I will receive electronic delivery of Thrivent documents designated above.
•	I will no longer receive paper copies of these documents in the mail.
•	A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email I provide. I will continue to receive any daily confirmations and Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
•	I will receive periodic emails directing me to Thrivent Financial’s website where documents will be available.
•	I will update Thrivent Financial if my email address changes.
•	I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don’t have it, I can download Reader® free from www.adobe.com)
•	This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
•	I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
•	My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to “U.S. Mail” in the Preference Center at Thrivent.com/Preferences (requires registration) or by calling 800-847-4836.

Each contract owner requesting eDelivery must complete.

Contract owner 1:	Contract owner 2:
(Please print first and last name.)	(Please print first and last name.)

Email:	Email:

Signature:	Signature:

Address (If different than above):

City: State: ZIP:

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable life contract described herein is issued by Thrivent Life Insurance Company, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

VP20 (VIP)  R4-12 Contract Form V2-VL-VUL, V2-VU-VUL, V3-YC-VUL

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TLIC VARIABLE INSURANCE ACCOUNT A

Statement of Additional Information

Dated April 30, 2012

Flexible Premium Variable Life Insurance Contract

Offered By:

THRIVENT LIFE INSURANCE COMPANY

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: 800-THRIVENT	Telephone: 800-THRIVENT
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) contains additional information about the flexible premium variable life insurance contract (the “Contract”) previously offered by Thrivent Life Insurance Company (“Thrivent Life”). This SAI is not a prospectus and should be read together with the prospectus for the Contract dated April 30, 2012. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Life (attention: Customer Service Center) at 4321 North Ballard Road, Appleton, WI 54919, by calling (800) 847-4836, or at www.thrivent.com.

1

GENERAL INFORMATION AND HISTORY

Depositor

Thrivent Life is a stock life insurance company organized on April 20, 1982 under the laws of the State of Minnesota. We are an indirect subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”), a fraternal benefit society organized under Wisconsin law. Thrivent Life began operating by its current name on or about June 13, 2003. Prior to that date, Thrivent Life did business as Lutheran Brotherhood Variable Insurance Products Company.

Registrant

TLIC Variable Insurance Account A (the “Variable Account”) is a separate account of ours, which was established on November 24, 1984. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are provided by Ernst & Young LLP, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

Thrivent Life and Thrivent Financial have entered into a Master Services Agreement whereby Thrivent Financial provides Thrivent Life with services relating to the keeping, preparing and filing of accounts, books, records and other documents required under federal or state law and to the daily administration of the accounts, books and records. The services provided include among other things, operations, communications, legal, human resources, investment, distribution, financial, corporate services, product development and marketing. There is no custodian. The basis of the compensation is determined using a cost allocation system agreed upon by the companies. Fees paid by Thrivent Life to Thrivent Financial for all variable life insurance and variable annuity contracts issued by Thrivent Life for such services for the last three fiscal years are shown below.

2009	2010	2011
$7,258,815	$7,442,995	$7,500,400

PREMIUMS

Administrative Procedures

If mandated under applicable law, we may be required to reject an initial premium.

Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:

(1)	to accept certain premiums;

(2)	to refund premiums;

(3)	to refund the earnings on premiums

(4)	to refund any necessary accumulated value; and

(5)	to increase death benefit.

Automatic Premium Loans

The Contract does not provide for automatic premium loans.

2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Incidental Benefits

We offer additional insurance benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding additional insurance benefits.

Surrender and Withdrawal

The prospectus provides a detailed discussion regarding surrenders and withdrawals (referred to as partial surrenders and loans in the Contract).

Material Contracts Relating to the Registrant

There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.

PRINCIPAL UNDERWRITER

Identification

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

Offering and Commissions

The Contract is no longer sold, however coverage increases are allowed pursuant to Contract terms. Offerings of units issued under the terms of the Contract are continuous.

Duly licensed financial representatives of Thrivent Investment Management Inc. are also licensed by state insurance departments to sell Contracts as registered representatives. The Contracts have been offered in all states and the District of Columbia. Thrivent Investment Management Inc. will pay the financial representative commissions and other distribution compensation on the sale of the Contracts. This will not result in any charge to the Contract Owner in addition to the charges already described in the prospectus. Thrivent Investment Management Inc. pays financial representatives a commission of up to 60% of target premium in the first year, up to 20% of the target premium in year two and up to 10% of target premium in year three. In addition to direct compensation, financial representatives may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the contract, including other incentives or payments, are charged directly to the owners of Contracts.

Thrivent Life paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2009	2010	2011
$116,104	$75,480	$117,379

3

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 3% on each premium. In addition, we deduct a premium tax charge of 2% of each premium.

We charge a premium processing charge of a maximum of $2.00 per payment. If the premium is received through an automatic premium plan, the maximum premium processing charge is $1.00 per payment.

Special Purchase Plans

We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.

Underwriting Procedures

We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Increases in Face Amount

Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the face amount at any time before the Insured’s 85th birthday (or 80th birthday for VULI Contracts). Increases in face amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.

You may cancel any increase in face amount by giving written notice before the latest of:

(1)	10 days after you receive the supplement contract page showing the increase;

(2)	45 days after you complete the application for the increase in face amount; and

(3)	10 days after a notice of withdrawal right is mailed or delivered to you.

A new set of Decrease Charges will also apply to each increase in the face amount. The Decrease Charge applies to decreases in face amount during the first 180 months (120 months for “VULI Contracts”) following an increase in face amount. The Decrease Charge remains level during the 60 months following an increase in face amount, and then decreases each Contract Year to zero after 180 months (120 months for “VULI Contracts”) following an increase in face amount. Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in face amount, risk class and duration of the Contract. We will subtract the decrease first from any previous increases in the face amount, starting with the most recent, then as needed from the original face amount.

LAPSE AND REINSTATEMENT

The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.

LOANS

The prospectus provides a detailed discussion regarding loans.

4

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The balance sheets of Thrivent Life as of December 31, 2011 and 2010, and the related statements of operations, stockholder’s equity and cash flow for each of the three years in the period ended December 31, 2011, and for 2011 the related financial statement schedules appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm as set forth in their respective report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of TLIC Variable Insurance Account A as of December 31, 2011 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Life included in this SAI and registration statement should be considered as bearing only upon the ability of Thrivent Life to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.

5

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Life Insurance Company

We have audited the accompanying balance sheets of Thrivent Life Insurance Company (“the Company”) as of December 31, 2011 and 2010, and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 20, 2012

Thrivent Life Insurance Company

Balance Sheets

As of December 31, 2011 and 2010

(in thousands)

	2011	2010
Assets
Fixed maturity securities, at fair value	$1,572,407	$1,416,700
Equity securities, at fair value	426	425
Contract loans	11,778	12,186
Short-term investments	17,649	36,324
Other invested assets	3,451	2,217

Total investments	1,605,711	1,467,852

Cash and cash equivalents	91,937	37,233
Amounts due from brokers	212	79
Accrued investment income	15,051	15,056
Deferred acquisition costs	11,409	39,703
Receivables and other assets	12	79
Assets held in separate accounts	1,492,152	1,710,723

Total Assets	$3,216,484	$3,270,725

Liabilities
Future contract benefits	$170,018	$165,728
Contractholder funds	1,204,408	1,079,431
Unpaid claims and claim expenses	8,123	9,189
Amounts due to brokers	66,248	—
Securities lending obligation	6,105	36,319
Other liabilities	18,944	17,937
Liabilities related to separate accounts	1,492,152	1,710,723

Total Liabilities	2,965,998	3,019,327
Stockholder’s Equity
Common stock	5,000	5,000
Additional paid-in capital	90,800	90,800
Retained earnings	130,067	137,330
Accumulated other comprehensive income	24,619	18,268

Total Stockholder’s Equity	250,486	251,398

Total Liabilities and Stockholder’s Equity	$3,216,484	$3,270,725

The accompanying notes are an integral part of these financial statements.

Thrivent Life Insurance Company

Statements of Operations

For the Years Ended December 31, 2011, 2010 and 2009

(in thousands)

	2011	2010	2009
Revenues
Premiums	$18,447	$12,979	$5,149
Net investment income	82,847	79,810	71,695
Realized investment gains (losses), net	2,593	8,996	(708)
Contract charges	24,958	25,340	24,536
Other revenue	11	4	3

Total Revenues	128,856	127,129	100,675

Benefits and Expenses
Contract claims and other benefits	24,933	26,345	28,831
Increase (decrease) in contract reserves	3,007	2,432	(9,310)
Interest credited	47,288	41,199	36,528

Total benefits	75,228	69,976	56,049

Underwriting, acquisition and insurance expenses	11,389	10,467	9,432
Amortization of deferred acquisition costs	18,555	21,313	14,012

Total expenses	29,944	31,780	23,444

Total Benefits and Expenses	105,172	101,756	79,493

Income Before Income Taxes	23,684	25,373	21,182
Income tax expense	7,347	7,906	828

Net Income	$16,337	$17,467	$20,354

The accompanying notes are an integral part of these financial statements.

Thrivent Life Insurance Company

Statements of Stockholder’s Equity

For the Years Ended December 31, 2011, 2010 and 2009

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance, January 1, 2009	$5,000	$90,800	$141,209	$(35,591)	$201,418
Dividends to stockholder	—	—	(24,500)	—	(24,500)
Comprehensive Income:
Net income	—	—	20,354	—	20,354
Other comprehensive income	—	—	—	41,422	41,422

Total comprehensive income					61,776

Balance, December 31, 2009	5,000	90,800	137,063	5,831	238,694
Dividends to stockholder	—	—	(17,200)	—	(17,200)
Comprehensive Income:
Net income	—	—	17,467	—	17,467
Other comprehensive income	—	—	—	12,437	12,437

Total comprehensive income					29,904

Balance, December 31, 2010	5,000	90,800	137,330	18,268	251,398
Dividends to stockholder	—	—	(23,600)	—	(23,600)
Comprehensive Income:
Net income	—	—	16,337	—	16,337
Other comprehensive income	—	—	—	6,351	6,351

Total comprehensive income					22,688

Balance, December 31, 2011	$5,000	$90,800	$130,067	$24,619	$250,486

The accompanying notes are an integral part of these financial statements.

Thrivent Life Insurance Company

Statements of Cash Flows

For the Years Ended December 31, 2011, 2010 and 2009

(in thousands)

	2011	2010	2009
Operating Activities
Net Income	$16,337	$17,467	$20,354
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	3,224	1,798	(7,573)
Change in contractholder funds	126,947	159,618	145,697
Change in deferred acquisition costs	13,602	13,499	4,168
Realized investment (gains) losses, net	(2,593)	(8,996)	708
Changes in other assets and liabilities	756	(5,289)	(8,592)

Net Cash Provided by Operating Activities	158,273	178,097	154,762

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	288,982	486,783	250,263
Cost of fixed maturity securities acquired	(389,610)	(630,425)	(422,607)
Proceeds from sales of equity securities	1,538	4,884	6,742
Cost of equity securities acquired	(2,134)	(400)	(739)
Purchases of fixed maturity securities under mortgage roll program, net	(30,525)	—	—
Contract loans issued, net	408	(41)	602
Purchases of short-term investments, net	18,675	(27,180)	48,139
Change in collateral held for securities lending	(30,214)	27,177	(37,845)
Amounts due to/from brokers	66,115	685	(692)
Other, net	(1,234)	(75)	(991)

Net Cash Used in Investing Activities	(77,999)	(138,592)	(157,128)

Financing Activities
Dividends paid	(23,600)	(17,200)	(24,500)
Universal life and investment contract receipts	120,041	29,725	14,454
Universal life and investment contract withdrawals	(122,011)	(44,411)	(39,693)

Net Cash Used in Financing Activities	(25,570)	(31,886)	(49,739)

Net Change in Cash and Cash Equivalents	54,704	7,619	(52,105)
Cash and Cash Equivalents, Beginning of Year	37,233	29,614	81,719

Cash and Cash Equivalents, End of Year	$91,937	$37,233	$29,614

Supplemental information:
Cash paid during the year for income taxes	$11,892	$15,035	$6,647

Thrivent Life Insurance Company

Notes to Financial Statements

For the Years Ended December 31, 2011, 2010 and 2009

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Life Insurance Company (“the Company”) offers primarily variable life insurance and variable annuity products to its customers. The Company is a wholly owned subsidiary of Thrivent Financial Holdings, Inc. (“Holdings”), which is a wholly owned subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”). The Company, together with Thrivent Financial, a fraternal benefit society, provides financial products and services to its members through a network of career financial associates. The Company is licensed to sell business in 41 states throughout the United States. The Company has not issued any new contracts since 2003.

Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as available-for-sale and carried at fair value. The change in unrealized gains and losses on securities is included as a component of other comprehensive income. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available-for-sale and carried at fair value. The change in unrealized gains and losses on equity securities is included as a component of other comprehensive income.

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at fair value. Short-term investments consist of money market mutual funds and have contractual maturities of 12 months or less at the time of acquisition.

Other invested assets:  Other invested assets include the Company’s equity investment in Thrivent Asset Management LLC (“Asset Mgt.”), of which the Company owns a 40% share and Thrivent Investment Management, Inc., an affiliated entity, owns a 60% share. Asset Mgt. is valued using its audited equity basis.

Loaned securities:  Securities loaned under the Company’s securities lending agreement are included in the Balance Sheets at amortized cost or fair value depending on the nature of the security. The Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in an affiliated money market mutual fund included in short-term investments on the

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Balance Sheets. An obligation is also recognized for the amount of the collateral and is included on the Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The Company requires a minimum level of collateral to be held for loaned securities.

Mortgage dollar roll program:  The Company uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby the Company sells an MBS and subsequently enters into a commitment to purchase another security at a specified later date. The Company’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. The Company had $30,525,000 in the mortgage dollar roll program as of December 31, 2011. The Company did not have a mortgage dollar roll program as of December 31, 2010.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of stockholder’s equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. The Company periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. Factors considered in the evaluation include the following: 1) the Company’s ability to collect all amounts due according to the contractual terms of the debt security; 2) the financial condition of the issuer; 3) the near-term prospects of the issuer; 4) the length of time of the impairment; 5) the extent of the impairment; 6) the Company’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market and 7) the Company’s intent to retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value with the impairment included as a component of realized investment gains and losses or other comprehensive income, as appropriate.

Cash and Cash Equivalents

Cash and cash equivalents are carried at amortized cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs that vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

These costs are primarily amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Separate Accounts

Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts and for which the contractholder, rather than the Company, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death benefits. There were no future contract benefits at December 31, 2011 or 2010, for these benefits.

Contract Liabilities and Accruals

Reserves for future contract benefits for limited-payment contracts are determined using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims, based on past experience.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

Considerations for limited-payment contracts are recognized as premium when received. Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

Income Taxes

The Company is included in the consolidated federal income tax return of Holdings and Holdings’ wholly owned subsidiaries. Consolidated federal income tax liabilities or credits, including utilization of loss carryforwards, are allocated among the affiliated members in accordance with a tax-sharing agreement with Holdings.

New Accounting Guidance

In January 2010, the Financial Accounting Standards Board (“FASB”) updated the accounting standards for fair value measurements. The standard requires separately disclosing the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describing the reasons for the transfers. The Company adopted the guidance for the annual reporting period ended December 31, 2010.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

New Accounting Guidance, continued

In June 2009, the FASB established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009.

In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. The Company adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP should be disclosed by major category. The Company adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments for fixed maturity securities. Existing guidance was amended to require the credit portion of other-than-temporary impairments to be recorded in earnings and the noncredit portion of losses to be recorded in other comprehensive income. Separate presentation of both the credit and noncredit portions of other-than-temporary impairments is required on the financial statements and notes to the financial statements. The Company adopted the guidance for the annual reporting period ended December 31, 2009.

Subsequent Events

The Company evaluated events or transactions that may have occurred after the Balance Sheet date for potential recognition or disclosure through February 20, 2012, the date the financial statements were available to be issued.

During 2012, the Company will adopt Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. This standard establishes new guidance regarding the amount of costs that can be deferred as part of acquiring new insurance contracts. The Company expects that the adoption of this new standard will significantly reduce the amount of costs that will be deferred.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of the Company’s investments in fixed maturity securities are summarized as follows (in thousands):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2011
U.S. government and agency securities	$397,218	$17,116	$19	$414,315
U.S. state and political subdivision securities	1,013	210	—	1,223
Securities issued by foreign governments	27,378	2,669	—	30,047
Corporate debt securities	887,307	75,775	5,059	958,023
Residential mortgage-backed securities	56,997	1,004	12,070	45,931
Commercial mortgage-backed securities	61,774	5,721	—	67,495
Other debt obligations	58,159	733	3,519	55,373

Total fixed maturity securities	$1,489,846	$103,228	$20,667	$1,572,407

December 31, 2010
U.S. government and agency securities	$313,574	$10,218	$855	$322,937
U.S. state and political subdivision securities	1,013	24	—	1,037
Securities issued by foreign governments	33,133	1,874	16	34,991
Corporate debt securities	838,295	55,739	2,973	891,061
Residential mortgage-backed securities	62,871	233	8,114	54,990
Commercial mortgage-backed securities	53,781	4,302	18	58,065
Other debt obligations	55,934	1,285	3,600	53,619

Total fixed maturity securities	$1,358,601	$73,675	$15,576	$1,416,700

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2011, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Due in one year or less	$51,630	$53,286
Due after one year through five years	460,876	484,902
Due after five years through ten years	444,438	479,609
Due after ten years	532,902	554,610

Total fixed maturity securities	$1,489,846	$1,572,407

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 2. Investments, continued

Equity Securities

The cost and fair value of the Company’s investment in equity securities as of December 31 are summarized as follows (in thousands):

	2011	2010
Cost	$400	$400
Gross unrealized gains	26	25
Gross unrealized losses	—	—

Fair value	$426	$425

Aging of Unrealized Losses

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position (dollars in thousands):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2011
U.S. government and agency securities	1	$10,319	$19	—	$—	$—
Corporate debt securities	81	101,409	3,667	9	7,685	1,392
Residential mortgage-backed securities	3	6,958	196	16	29,924	11,874
Other debt obligations	9	22,485	400	5	7,910	3,119

Total bonds	94	$141,171	$4,282	30	$45,519	$16,385

December 31, 2010
U.S. government and agency securities	5	$45,059	$855	—	$—	$—
Securities issued by foreign governments	1	983	16	—	—	—
Corporate debt securities	91	101,550	2,178	5	6,303	795
Residential mortgage-backed securities	2	11,912	692	15	30,487	7,422
Commercial mortgage-backed securities	1	5,276	18	—	—	—
Other debt obligations	1	1,906	127	9	13,836	3,473

Total bonds	101	$166,686	$3,886	29	$50,626	$11,690

The Company had no equity securities in an unrealized loss position as of December 31, 2011 or 2010.

The Company performs periodic evaluations of its securities in accordance with its impairment policy in order to determine whether such securities are other-than-temporarily impaired. This review includes an evaluation of each security issuer’s creditworthiness such as its ability to generate operating cash flow and remain current on all debt obligations as well as any changes in its credit ratings from third party agencies. Thrivent Financial also evaluates the severity and duration of any decline in fair value as another indicator of other-than-temporary impairment. The Company takes into consideration the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses, continued

in evaluating the potential need to sell securities that are in an unrealized loss position but where there are no other indications of other-than-temporary impairment. Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the balance sheet dates, the Company has no pending decisions to sell any of the securities within its available-for-sale portfolio, and generally has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value; however, if a significant change in the capital markets occurs that affects the overall risk profile of its investment strategies, the Company may need to update its assessment of its investment holdings. If, in response to changed conditions in the capital markets, the Company decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.

Based on the Company’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in thousands):

	2011	2010
Securities lending:
Carrying value	$5,967	$35,638
Fair value	5,967	35,638

Cash collateral reinvested:
Carrying value	$6,105	$36,319
Fair value	6,105	36,319

Aging of cash collateral liability:
Open collateral position	$6,105	$36,319

Net Investment Income

Net investment income by type of investment for the years ended December 31 is summarized as follows (in thousands):

	2011	2010	2009
Fixed maturity securities	$69,426	$68,226	$64,677
Income from investment in Asset Mgt.	13,233	9,675	6,192
Equity securities	110	265	265
Contract loans	885	900	879
Other	45	1,763	342

	83,699	80,829	72,355
Investment expenses	852	1,019	660

Net investment income	$82,847	$79,810	$71,695

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in thousands):

	2011	2010	2009
Net gains (losses) on sales:
Fixed maturity securities:
Gross gains	$6,499	$16,635	$7,121
Gross losses	(1,473)	(4,209)	(2,644)
Equity securities:
Gross gains	—	—	137
Gross losses	(556)	—	—
Provisions for losses	(1,877)	(3,430)	(5,322)

Realized investment gains (losses)	$2,593	$8,996	$(708)

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $237 million, $465 million and $250 million for the years ended December 31, 2011, 2010 and 2009, respectively.

During 2011 and 2010, the Company recognized other-than-temporary impairments on structured securities totaling $5 million and $7 million, respectively. Based on cash flow analysis of the impaired securities, it is estimated that $2 million of the 2011 impairment was credit related and $3 million of the impairment was related to other factors. The credit related portion of the impairment was recognized as a realized investment loss in the Statement of Operations, while the impairment related to other factors was recognized in other comprehensive income.

The following table presents a rollforward of the cumulative amounts of other-than-temporary impairments reported in other comprehensive income (in thousands):

	2011	2010
Losses included in accumulated other comprehensive income, January 1	$(6,452)	$(6,104)
Additional impairments on securities held at beginning of year, recorded in realized investment gains (losses) on Statement of Operations	1,059	844
Change in unrealized loss on securities held at beginning of year	(449)	900
Other-than-temporary impairments recorded in other comprehensive income for additional securities	(888)	(2,092)

Losses included in accumulated other comprehensive income, December 31	$(6,730)	$(6,452)

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 2. Investments, continued

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31 are shown below (in thousands):

	2011	2010
Unrealized investment gains	$89,317	$64,576
Unrealized investment losses on previously impaired structured securities	(6,730)	(6,452)
Deferred acquisition cost adjustment	(44,711)	(30,019)
Deferred income taxes adjustment	(13,257)	(9,837)

Total	$24,619	$18,268

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31, were as follows (in thousands):

	2011	2010	2009
Unrealized investment gains and losses arising during the period on securities available-for-sale	$27,056	$49,847	$117,262
Reclassification adjustment for realized gains and losses included in net income	(2,593)	(8,996)	708
Change in deferred acquisition costs due to unrealized investment gains and losses	(14,692)	(21,716)	(54,244)
Change in deferred income taxes due to unrealized investment gains and losses	(3,420)	(6,698)	(22,304)

Total other comprehensive income (loss)	$6,351	$12,437	$41,422

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in thousands):

	2011	2010	2009
Balance at beginning of year	$69,722	$83,221	$87,389
Capitalization of acquisition costs	4,953	7,814	9,844
Acquisition costs amortized	(18,555)	(21,313)	(14,012)

	56,120	69,722	83,221
Adjustment for unrealized investment gains and losses	(44,711)	(30,019)	(8,303)

Balance at end of year	$11,409	$39,703	$74,918

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 4. Income Taxes

The components of the Company’s net income tax liability, which is included as a component of other liabilities, as of December 31 were as follows (in thousands):

	2011	2010
Tax (payable) receivable	$(500)	$792
Deferred tax liability, net	(17,298)	(19,716)

Total	$(17,798)	$(18,924)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s net deferred tax liability as of December 31 were as follows (in thousands):

	2011	2010
Deferred tax assets:
Loss reserves	$6,242	$5,863
Deferred compensation	1,811	1,811
Impairment on bonds	5,919	5,277
Other	69	31

Deferred tax assets	14,041	12,982

Deferred tax liabilities:
Deferred acquisition costs	(17,631)	(22,477)
Unrealized investment gains	(13,257)	(9,837)
Other	(451)	(384)

Deferred tax liabilities	(31,339)	(32,698)

Net deferred tax liability	$(17,298)	$(19,716)

Components of the provision for income taxes for the years ended December 31 were as follows (in thousands):

	2011	2010	2009
Current expense	$13,185	$11,550	$10,359
Deferred benefit	(5,838)	(3,644)	(9,531)

Total tax expense	$7,347	$7,906	$828

The Company’s effective tax rate for the years ended December 31, 2011, 2010 and 2009 was 31%, 31% and 4%, respectively. The difference between the effective rate and the statutory rate of 35% is due primarily to the dividends received deduction for all years and the change in the valuation allowance due to realized capital losses and impairments in 2009.

At December 31, 2011, the Company had no capital loss carryforward. There are no material tax contingencies or provisions for uncertain tax positions recorded that warrant disclosure under FASB guidance. The Internal Revenue Service (“IRS”) has completed an examination of tax years through 2007. Tax years 2008 through 2011 are open under the statute of limitations and remain subject to examination by the IRS.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 5. Stockholder’s Equity

The capital stock of the Company consists of 2,000,000 shares of common stock authorized, issued and outstanding with a par value of $2.50 per share. The amount of dividends that the Company may pay to its parent without prior approval of the Minnesota Department of Commerce is limited to the greater of 10% of statutory-basis surplus as of the prior year-end or 100% of statutory-basis gain from operations. In 2011, 2010 and 2009, respectively, the Company declared dividends to its parent in the amounts of $23.6 million, $17.2 million and $24.5 million. Statutory-basis net income for the periods ended December 31, 2011, 2010 and 2009, was $21 million, $21 million and $12 million, respectively. Statutory-basis capital and surplus as of December 31, 2011 and 2010, was $169 million and $172 million, respectively.

Note 6. Fair Value of Financial Instruments

Fair Value of Financial Instruments Carried at Fair Value

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

Fixed Maturity Securities

Fair values for fixed maturity securities are primarily based on quoted market prices in active markets, where available. These primarily include U.S. Treasury bonds.

When quoted prices are not available, the Company obtains a price from a third-party pricing vendor. Pricing from a third-party pricing vendor varies by asset class, but generally includes inputs such as estimated cash flows, benchmark yields reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. These primarily included corporate debt securities, asset-backed securities and other debt obligations.

Equity Securities

The fair values for investments in equity securities are primarily based on quoted market prices in active markets.

Short-Term Investments

The fair value for short-term investments carried at fair value is based on quoted daily net asset value of the invested funds.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 6. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

Separate Account Assets

The fair values for separate account assets are based on quoted daily net asset values of the funds in which the separate accounts are invested.

The fair values of the Company’s financial instruments carried at fair value were as follows (in thousands):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2011:
Fixed maturity securities:
U.S. government and agency securities	$114,589	$299,726	$—	$414,315
U.S. state and political subdivision securities	—	1,223	—	1,223
Securities issued by foreign governments	—	30,047	—	30,047
Corporate debt securities	—	958,023	—	958,023
Residential mortgage-backed securities	—	45,931	—	45,931
Commercial mortgage-backed securities	—	67,495	—	67,495
Other debt obligations	—	55,373	—	55,373
Equity securities:
Preferred stocks	—	426	—	426
Short-term investments	—	17,649	—	17,649
Assets held in separate accounts	—	1,492,152	—	1,492,152

Total	$114,589	$2,968,045	$—	$3,082,634

Fair Value at December 31, 2010:
Fixed maturity securities:
U.S. government and agency securities	$85,725	$237,212	$—	$322,937
U.S. state and political subdivision securities	—	1,037	—	1,037
Securities issued by foreign governments	—	34,991	—	34,991
Corporate debt securities	—	891,061	—	891,061
Residential mortgage-backed securities	—	54,990	—	54,990
Commercial mortgage-backed securities	—	58,065	—	58,065
Other debt obligations	—	53,619	—	53,619
Equity securities:
Preferred stocks	—	425	—	425
Short-term investments	—	36,324	—	36,324
Assets held in separate accounts	—	1,710,723	—	1,710,723

Total	$85,725	$3,078,447	$—	$3,164,172

The Company had no transfers into or out of Level 1 or Level 2 fair value measurements during 2011 or 2010 that required disclosures.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 6. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value

The following methods and assumptions were used in estimating fair value disclosures for financial instruments not carried at fair value.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Other invested assets

Other invested assets include an equity investment in Asset Mgt. The carrying amount for this instrument approximates its fair value.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Contractholder Funds — Deferred Annuities and Deposit-Type Contracts

The fair values for investment-type contracts, such as deferred annuities, liabilities related to separate account liabilities and supplementary contracts without life contingencies, are estimated to be the cash surrender value payable upon immediate withdrawal.

Liabilities Related to Separate Accounts

The carrying amounts for these instruments reflect the amounts in the separate account assets and approximate their fair values.

The carrying value and estimated fair value of the Company’s financial instruments not carried at fair value as of December 31 were as follows (in thousands):

	2011		2010
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Contract loans	$11,778	$11,778	$12,186	$12,186
Other invested assets	3,451	3,451	2,217	2,217
Cash and cash equivalents	91,937	91,937	37,233	37,233
Financial Liabilities:
Deferred annuities	1,094,726	1,094,726	984,895	984,895
Deposit-type contracts	97,593	97,593	82,303	82,303
Liabilities related to separate accounts	1,492,152	1,492,152	1,710,723	1,710,723

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These fair values are for certain financial instruments of the Company; accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 7. Contingent Liabilities

The Company is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. The Company assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2011, the Company believes adequate provision has been made for any losses that may result from these matters.

Note 8. Related Party Transactions

The Company has an agreement whereby Thrivent Financial provides administrative and operating functions on behalf of the Company. Expenses allocated to the Company under the terms of this agreement totaled $11 million, $13 million and $14 million for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011 and 2010, the Company has a net payable to Thrivent Financial totaling $1 million and $0.4 million, respectively, which is included in other liabilities on the Balance Sheets.

The Company has an agreement with an affiliate who distributes its variable products. Under the terms of the agreement, the Company paid commissions to the affiliate totaling $2 million, $3 million and $4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Report of Independent Auditors on Other Financial Information

The Board of Directors

Thrivent Life Insurance Company

Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplementary information included in Schedules I, III and IV is presented for purposes of additional analysis and is not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in our audits of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Minneapolis, Minnesota

April 23, 2012

Thrivent Life Insurance Company

Supplementary Insurance Information

Schedule I — Summary of Investments — Other than Investments in Related Parties

As of December 31, 2011

(in thousands)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet
Fixed maturities:
Bonds:
U.S.government and government agencies and authorities	$397,218	$414,315	$414,315
State, municipalities and political subdivisions	1,013	1,223	1,223
Foreign governments	27,378	30,047	30,047
Public utilities	51,581	60,103	60,103
Convertibles and bonds with warrants attached	—	—	—
All other corporate bonds	1,012,656	1,066,719	1,066,719
Certificates of deposit	—	—	—
Redeemable preferred stock	—	—	—

Total fixed maturities	1,489,846	1,572,407	1,572,407

Equity securities:
Common stocks:
Public utilities	—	—	—
Banks, trust and insurance companies	—	—	—
Industrial, miscellaneous and all other	—	—	—
Nonredeemable preferred stocks	400	426	426

Total equity securities	400	426	426

Mortgage loans on real estate	—		—
Real estate	—		—
Policy loans	11,778		11,778
Other long-term investments	3,451		3,451
Short-term investments	17,649		17,649

Total investments	$1,523,124		$1,605,711

Thrivent Life Insurance Company

Schedule III — Supplementary Insurance Information

As of and For the Year Ended December 31, 2011

(in thousands)

As of December 31, 2011:

	Deferred acquisition costs	Future policy benefits	Unearned premiums	Other policy claims payable
Life	$22,080	$5,034	$—	$13,056
Annuity	(10,671)	164,982	—	1,199,475
Health	—	2	—	—

	$11,409	$170,018	$—	$1,212,531

For the year ended December 31, 2011:

	Premium revenue	Net investment income	Benefits, claims, etc	Amortization of deferred acquisition costs	Other operating expenses	Premiums written[1]
Life	$2	$1,392	$3,747	$1,649	$1,045
Annuity	18,445	81,566	71,481	16,906	10,344
Health	—	—	—	—	—

	$18,447	$82,847	$75,228	$18,555	$11,389

[1]	Does not apply to life insurance

Thrivent Life Insurance Company

Schedule IV — Reinsurance

As of December 31, 2011

(in thousands)

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$1,512,148	$25,482	$—	$1,486,666	—
Premiums:
Life	2	—	—	2	—
Annuity	18,445	—	—	18,445	—
Health	—	—	—	—	—

	$18,447	$—	$—	$18,447	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of TLIC Variable Insurance Account A (the Variable Account) sponsored by Thrivent Life Insurance Company, referred to in Note 1, as of December 31, 2011, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the TLIC Variable Insurance Account A at December 31, 2011, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 23, 2012

TLIC VARIABLE INSURANCE ACCOUNT A

Statements of Assets and Liabilities

December 31, 2011

Subaccount	Investments at Fair Value	Net Assets	Contracts in Accumulation Period	Accumulation Units Outstanding	Unit Value (accumulation)	Series Funds, at Cost	Series Funds Shares Owned
Aggressive Allocation	$6,503,110	$6,503,110	$6,503,110	597,826	$10.88	$6,718,575	570,333
Moderately Aggressive Allocation	$20,977,837	$20,977,837	$20,977,837	1,888,414	$11.11	$22,030,201	1,874,611
Moderate Allocation	$19,152,800	$19,152,800	$19,152,800	1,658,154	$11.55	$19,454,849	1,702,290
Moderately Conservative Allocation	$4,442,088	$4,442,088	$4,442,088	375,295	$11.84	$4,371,188	393,750
Partner Technology	$50,519	$50,519	$50,519	4,628	$10.92	$52,862	8,148
Partner Healthcare	$109,227	$109,227	$109,227	9,421	$11.59	$107,117	9,700
Partner Natural Resources	$202,284	$202,284	$202,284	24,760	$8.17	$212,523	24,288
Partner Emerging Markets	$184,999	$184,999	$184,999	16,898	$10.95	$181,195	16,935
Real Estate Securities	$347,146	$347,146	$347,146	33,652	$10.32	$323,948	22,012
Partner Utilities	$46,221	$46,221	$46,221	5,147	$8.98	$44,073	5,344
Partner Small Cap Growth	$143,439	$143,439	$143,439	12,935	$11.09	$123,089	11,547
Partner Small Cap Value	$472,586	$472,586	$472,586	38,101	$12.40	$421,973	25,347
Small Cap Stock	$235,644	$235,644	$235,644	23,516	$10.02	$247,424	19,652
Small Cap Index	$296,301	$296,301	$296,301	25,326	$11.70	$352,334	23,204
Mid Cap Growth II	$15,655	$15,655	$15,655	1,149	$13.62	$15,930	1,706
Mid Cap Growth	$16,821,840	$16,821,840	$16,821,840	683,840	$24.60	$13,629,342	961,259
Partner Mid Cap Value	$216,373	$216,373	$216,373	19,487	$11.10	$210,676	17,295
Mid Cap Stock	$368,499	$368,499	$368,499	33,189	$11.10	$390,483	32,101
Mid Cap Index	$261,298	$261,298	$261,298	21,408	$12.21	$288,580	22,161
Partner Worldwide Allocation	$465,590	$465,590	$465,590	59,538	$7.82	$521,373	62,984
Partner International Stock	$7,160,062	$7,160,062	$7,160,062	507,690	$14.10	$9,081,559	779,471
Partner Socially Responsible Stock	$33,754	$33,754	$33,754	3,368	$10.02	$32,071	3,321
Partner All Cap Growth	$30,395	$30,395	$30,395	3,324	$9.14	$30,589	3,251
Partner All Cap Value	$41,995	$41,995	$41,995	5,104	$8.23	$40,956	5,170
Partner All Cap	$348,789	$348,789	$348,789	33,012	$10.57	$410,125	41,317
Large Cap Growth II	$20,366	$20,366	$20,366	1,961	$10.39	$31,643	3,196
Large Cap Growth	$53,652,598	$53,652,598	$53,652,598	896,778	$59.83	$58,976,820	3,360,955
Partner Growth Stock	$209,658	$209,658	$209,658	18,349	$11.43	$222,979	18,377
Large Cap Value	$838,475	$838,475	$838,475	86,224	$9.72	$923,267	80,668
Large Cap Stock	$151,171	$151,171	$151,171	15,668	$9.65	$160,091	18,638
Large Cap Index	$283,515	$283,515	$283,515	26,898	$10.54	$354,660	16,007
Equity Income Plus	$83,318	$83,318	$83,318	9,144	$9.11	$79,200	9,455
Balanced	$313,297	$313,297	$313,297	26,552	$11.80	$328,825	21,633
High Yield	$20,333,891	$20,333,891	$20,333,891	408,291	$49.80	$26,749,098	4,362,185
Diversified Income Plus	$409,648	$409,648	$409,648	32,252	$12.70	$407,799	62,478
Partner Socially Responsible Bond	$8,412	$8,412	$8,412	654	$12.85	$8,192	786
Income	$13,261,240	$13,261,240	$13,261,240	288,088	$46.03	$12,777,160	1,314,960
Bond Index	$341,698	$341,698	$341,698	25,461	$13.42	$320,178	30,480
Limited Maturity Bond	$1,046,620	$1,046,620	$1,046,620	89,746	$11.66	$1,052,831	108,217
Mortgage Securities	$57,695	$57,695	$57,695	4,373	$13.19	$55,966	5,524
Money Market	$3,762,337	$3,762,337	$3,762,337	1,590,754	$2.37	$3,762,337	3,762,337

The accompanying notes are an integral part of these financial statements.

TLIC VARIABLE INSURANCE ACCOUNT A

Statements of Operations

December 31, 2011

	Investment Income			Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Mortality & expense risk charges	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$90,940	$(41,776)	$49,164	$21,505	$117,527	$(497,027)	$(357,995)	$(308,831)
Moderately Aggressive Allocation	$422,701	$(128,880)	$293,821	$(22,454)	$258,034	$(1,288,346)	$(1,052,766)	$(758,945)
Moderate Allocation	$412,369	$(112,187)	$300,182	$20,813	$266,830	$(892,630)	$(604,987)	$(304,805)
Moderately Conservative Allocation	$92,081	$(25,989)	$66,092	$19,871	$55,460	$(151,128)	$(75,797)	$(9,705)
Partner Technology	$—	$(353)	$(353)	$1,347	$—	$(9,397)	$(8,050)	$(8,403)
Partner Healthcare	$—	$(669)	$(669)	$4,893	$3,587	$(12,660)	$(4,180)	$(4,849)
Partner Natural Resources	$122	$(1,059)	$(937)	$3,339	$—	$(30,666)	$(27,327)	$(28,264)
Partner Emerging Markets	$2,290	$(1,298)	$992	$7,522	$—	$(31,331)	$(23,809)	$(22,817)
Real Estate Securities	$—	$(2,107)	$(2,107)	$2,158	$—	$28,063	$30,221	$28,114
Partner Utilities	$975	$(276)	$699	$53	$—	$2,978	$3,031	$3,730
Partner Small Cap Growth	$—	$(906)	$(906)	$8,276	$—	$(14,177)	$(5,901)	$(6,807)
Partner Small Cap Value	$1,077	$(2,951)	$(1,874)	$8,473	$—	$(19,540)	$(11,067)	$(12,941)
Small Cap Stock	$—	$(1,558)	$(1,558)	$3,064	$—	$(13,260)	$(10,196)	$(11,754)
Small Cap Index	$2,681	$(1,853)	$828	$(7,939)	$9,141	$(3,038)	$(1,836)	$(1,008)
Mid Cap Growth II	$34	$(121)	$(87)	$1,372	$1,199	$(3,389)	$(818)	$(905)
Mid Cap Growth	$61,009	$(112,416)	$(51,407)	$534,852	$—	$(1,600,775)	$(1,065,923)	$(1,117,330)
Partner Mid Cap Value	$527	$(1,437)	$(910)	$4,164	$—	$(19,467)	$(15,303)	$(16,213)
Mid Cap Stock	$183	$(2,389)	$(2,206)	$1,889	$—	$(26,703)	$(24,814)	$(27,020)
Mid Cap Index	$2,354	$(1,722)	$632	$(1,563)	$17,309	$(24,097)	$(8,351)	$(7,719)
Partner Worldwide Allocation	$10,482	$(3,130)	$7,352	$5,491	$8,733	$(88,140)	$(73,916)	$(66,564)
Partner International Stock	$3,206	$(50,622)	$(47,416)	$(121,683)	$—	$(1,060,649)	$(1,182,332)	$(1,229,748)
Partner Socially Responsible Stock	$—	$(175)	$(175)	$96	$—	$(573)	$(477)	$(652)
Partner All Cap Growth	$—	$(263)	$(263)	$6,263	$—	$(6,872)	$(609)	$(872)
Partner All Cap Value	$346	$(339)	$7	$842	$—	$(7,056)	$(6,214)	$(6,207)
Partner All Cap	$2,418	$(2,300)	$118	$(10,149)	$—	$(9,387)	$(19,536)	$(19,418)
Large Cap Growth II	$31	$(129)	$(98)	$(397)	$404	$(1,461)	$(1,454)	$(1,552)
Large Cap Growth	$329,355	$(351,460)	$(22,105)	$(252,132)	$—	$(3,091,010)	$(3,343,142)	$(3,365,247)
Partner Growth Stock	$—	$(1,357)	$(1,357)	$(2,720)	$—	$(1,809)	$(4,529)	$(5,886)
Large Cap Value	$210	$(5,694)	$(5,484)	$(20,176)	$—	$(7,337)	$(27,513)	$(32,997)
Large Cap Stock	$18	$(905)	$(887)	$(1,891)	$—	$(5,792)	$(7,683)	$(8,570)
Large Cap Index	$5,132	$(1,847)	$3,285	$(19,082)	$—	$18,818	$(264)	$3,021
Equity Income Plus	$169	$(401)	$(232)	$1,194	$—	$(1,666)	$(472)	$(704)
Balanced	$6,679	$(1,851)	$4,828	$(2,854)	$9,909	$(981)	$6,074	$10,902
High Yield	$1,616,153	$(124,556)	$1,491,597	$(634,753)	$—	$(19,862)	$(654,615)	$836,982
Diversified Income Plus	$22,134	$(2,571)	$19,563	$588	$—	$(14,462)	$(13,874)	$5,689
Partner Socially Responsible Bond	$230	$(50)	$180	$11	$—	$303	$314	$494
Income	$609,020	$(81,071)	$527,949	$53,947	$—	$121,381	$175,328	$703,277
Bond Index	$6,954	$(1,478)	$5,476	$3,353	$1,573	$7,626	$12,552	$18,028
Limited Maturity Bond	$17,614	$(4,862)	$12,752	$3,268	$—	$(17,910)	$(14,642)	$(1,890)
Mortgage Securities	$1,686	$(349)	$1,337	$908	$193	$(19)	$1,082	$2,419
Money Market	$—	$(22,135)	$(22,135)	$—	$—	$—	$—	$(22,135)

The accompanying notes are an integral part of these financial statements.

TLIC VARIABLE INSURANCE ACCOUNT A

Statements of Changes of Net Assets

December 31, 2011

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Policy loans	Cost of insurance and administrative charges	Transfers between subaccounts	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation	$49,164	$139,032	$(497,027)	$(308,831)	$397,520	$(79,189)	$(291,472)	$160,898	$(238,806)	$(275,947)	$(326,996)	$(635,827)	$7,138,937	$6,503,110
Moderately Aggressive Allocation	$293,821	$235,580	$(1,288,346)	$(758,945)	$1,068,930	$(52,823)	$(605,840)	$(72,410)	$(676,844)	$949,532	$610,545	$(148,400)	$21,126,237	$20,977,837
Moderate Allocation	$300,182	$287,643	$(892,630)	$(304,805)	$784,950	$(152,775)	$(563,582)	$218,882	$(734,045)	$1,978,341	$1,531,771	$1,226,966	$17,925,834	$19,152,800
Moderately Conservative Allocation	$66,092	$75,331	$(151,128)	$(9,705)	$170,565	$(4,336)	$(185,862)	$4,143	$(205,576)	$304,525	$83,459	$73,754	$4,368,334	$4,442,088
Partner Technology	$(353)	$1,347	$(9,397)	$(8,403)	$5,176	$—	$(6,727)	$(3,515)	$(1,725)	$21,580	$14,789	$6,386	$44,133	$50,519
Partner Healthcare	$(669)	$8,480	$(12,660)	$(4,849)	$17,520	$(385)	$(789)	$(2,284)	$(3,442)	$3,366	$13,986	$9,137	$100,090	$109,227
Partner Natural Resources	$(937)	$3,339	$(30,666)	$(28,264)	$7,689	$(1,205)	$(10,469)	$(321)	$(4,805)	$107,376	$98,265	$70,001	$132,283	$202,284
Partner Emerging Markets	$992	$7,522	$(31,331)	$(22,817)	$17,332	$(815)	$(8,817)	$(5,003)	$(12,790)	$21,221	$11,128	$(11,689)	$196,688	$184,999
Real Estate Securities	$(2,107)	$2,158	$28,063	$28,114	$15,733	$(1,699)	$(23,351)	$3,261	$(11,484)	$(10,849)	$(28,389)	$(275)	$347,421	$347,146
Partner Utilities	$699	$53	$2,978	$3,730	$2,260	$—	$(4,090)	$32	$(1,026)	$(430)	$(3,254)	$476	$45,745	$46,221
Partner Small Cap Growth	$(906)	$8,276	$(14,177)	$(6,807)	$7,541	$—	$(6,494)	$(2,074)	$(5,944)	$10,939	$3,968	$(2,839)	$146,278	$143,439
Partner Small Cap Value	$(1,874)	$8,473	$(19,540)	$(12,941)	$15,802	$(890)	$(11,873)	$(8,340)	$(15,351)	$6,106	$(14,546)	$(27,487)	$500,073	$472,586
Small Cap Stock	$(1,558)	$3,064	$(13,260)	$(11,754)	$8,420	$—	$(27,799)	$(7,931)	$(8,426)	$(21,007)	$(56,743)	$(68,497)	$304,141	$235,644
Small Cap Index	$828	$1,202	$(3,038)	$(1,008)	$11,719	$—	$(7,301)	$(6,436)	$(10,298)	$(7,341)	$(19,657)	$(20,665)	$316,966	$296,301
Mid Cap Growth II	$(87)	$2,571	$(3,389)	$(905)	$800	$—	$—	$(12)	$(629)	$3,879	$4,038	$3,133	$12,522	$15,655
Mid Cap Growth	$(51,407)	$534,852	$(1,600,775)	$(1,117,330)	$977,590	$(117,774)	$(1,022,385)	$(163,510)	$(721,684)	$(580,829)	$(1,628,592)	$(2,745,922)	$19,567,762	$16,821,840
Partner Mid Cap Value	$(910)	$4,164	$(19,467)	$(16,213)	$4,617	$—	$(28,721)	$2,943	$(7,425)	$(41)	$(28,627)	$(44,840)	$261,213	$216,373
Mid Cap Stock	$(2,206)	$1,889	$(26,703)	$(27,020)	$16,838	$(460)	$(9,613)	$(6,297)	$(13,289)	$(2,005)	$(14,826)	$(41,846)	$410,345	$368,499
Mid Cap Index	$632	$15,746	$(24,097)	$(7,719)	$7,074	$—	$(11,100)	$(630)	$(8,613)	$(14,930)	$(28,199)	$(35,918)	$297,216	$261,298
Partner Worldwide Allocation	$7,352	$14,224	$(88,140)	$(66,564)	$35,390	$(11,637)	$(25,659)	$(391)	$(22,898)	$73,908	$48,713	$(17,851)	$483,441	$465,590
Partner International Stock	$(47,416)	$(121,683)	$(1,060,649)	$(1,229,748)	$547,634	$(46,111)	$(363,195)	$(14,201)	$(339,286)	$(439,833)	$(654,992)	$(1,884,740)	$9,044,802	$7,160,062
Partner Socially Responsible Stock	$(175)	$96	$(573)	$(652)	$871	$—	$—	$—	$(818)	$19,804	$19,857	$19,205	$14,549	$33,754
Partner All Cap Growth	$(263)	$6,263	$(6,872)	$(872)	$572	$—	$—	$—	$(1,061)	$(3,048)	$(3,537)	$(4,409)	$34,804	$30,395
Partner All Cap Value	$7	$842	$(7,056)	$(6,207)	$1,428	$(825)	$825	$259	$(1,588)	$(12,148)	$(12,049)	$(18,256)	$60,251	$41,995
Partner All Cap	$118	$(10,149)	$(9,387)	$(19,418)	$14,239	$—	$(56,135)	$(2,623)	$(12,302)	$(8,627)	$(65,448)	$(84,866)	$433,655	$348,789
Large Cap Growth II	$(98)	$7	$(1,461)	$(1,552)	$(2)	$—	$—	$—	$(692)	$825	$131	$(1,421)	$21,787	$20,366
Large Cap Growth	$(22,105)	$(252,132)	$(3,091,010)	$(3,365,247)	$3,340,737	$(740,721)	$(1,884,143)	$20,054	$(2,318,399)	$(3,438,525)	$(5,020,997)	$(8,386,244)	$62,038,842	$53,652,598
Partner Growth Stock	$(1,357)	$(2,720)	$(1,809)	$(5,886)	$8,217	$—	$—	$(3,687)	$(7,376)	$(14,025)	$(16,871)	$(22,757)	$232,415	$209,658
Large Cap Value	$(5,484)	$(20,176)	$(7,337)	$(32,997)	$37,260	$—	$(71,558)	$(973)	$(37,279)	$(83,801)	$(156,351)	$(189,348)	$1,027,823	$838,475
Large Cap Stock	$(887)	$(1,891)	$(5,792)	$(8,570)	$5,035	$—	$(15,543)	$12,192	$(4,503)	$13,444	$10,625	$2,055	$149,116	$151,171
Large Cap Index	$3,285	$(19,082)	$18,818	$3,021	$9,369	$—	$(9,790)	$(10,174)	$(11,523)	$(28,904)	$(51,022)	$(48,001)	$331,516	$283,515
Equity Income Plus	$(232)	$1,194	$(1,666)	$(704)	$3,822	$(3,179)	$3,179	$80	$(1,516)	$17,065	$19,451	$18,747	$64,571	$83,318
Balanced	$4,828	$7,055	$(981)	$10,902	$3,684	$—	$(22,407)	$(1,626)	$(13,690)	$80,244	$46,205	$57,107	$256,190	$313,297
High Yield	$1,491,597	$(634,753)	$(19,862)	$836,982	$1,111,462	$(161,159)	$(613,096)	$(13,236)	$(890,263)	$(999,685)	$(1,565,977)	$(728,995)	$21,062,886	$20,333,891
Diversified Income Plus	$19,563	$588	$(14,462)	$5,689	$17,432	$(4,548)	$(36,058)	$(14,376)	$(15,740)	$44,920	$(8,370)	$(2,681)	$412,329	$409,648
Partner Socially Responsible Bond	$180	$11	$303	$494	$83	$—	$(486)	$908	$(688)	$—	$(183)	$311	$8,101	$8,412
Income	$527,949	$53,947	$121,381	$703,277	$633,643	$(113,199)	$(326,091)	$99,587	$(622,515)	$(824,435)	$(1,153,010)	$(449,733)	$13,710,973	$13,261,240
Bond Index	$5,476	$4,926	$7,626	$18,028	$23,026	$(3,780)	$(1,633)	$(3,751)	$(8,726)	$82,949	$88,085	$106,113	$235,585	$341,698
Limited Maturity Bond	$12,752	$3,268	$(17,910)	$(1,890)	$27,960	$(7,643)	$(94,779)	$6,787	$(46,712)	$593,225	$478,838	$476,948	$569,672	$1,046,620
Mortgage Securities	$1,337	$1,101	$(19)	$2,419	$2,265	$—	$—	$(3,745)	$(3,903)	$(4,892)	$(10,275)	$(7,856)	$65,551	$57,695
Money Market	$(22,135)	$—	$—	$(22,135)	$376,495	$(27,030)	$(362,212)	$(21,255)	$(329,742)	$376,751	$13,007	$(9,128)	$3,771,465	$3,762,337

The accompanying notes are an integral part of these financial statements.

TLIC VARIABLE INSURANCE ACCOUNT A

Statements of Changes of Net Assets

December 31, 2010

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Policy loans	Cost of insurance and administrative charges	Transfers between subaccounts	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation	$55,260	$8,886	$950,516	$1,014,662	$395,205	$—	$(218,874)	$(7,573)	$(227,716)	$215,646	$156,688	$1,171,350	$5,967,587	$7,138,937
Moderately Aggressive Allocation	$310,989	$177,846	$2,229,451	$2,718,286	$910,845	$—	$(913,255)	$63,018	$(616,111)	$1,865,453	$1,309,950	$4,028,236	$17,098,001	$21,126,237
Moderate Allocation	$292,131	$200,440	$1,467,040	$1,959,611	$671,527	$(247,497)	$(234,842)	$71,908	$(613,156)	$2,248,366	$1,896,306	$3,855,917	$14,069,917	$17,925,834
Moderately Conservative Allocation	$72,315	$59,678	$263,809	$395,802	$113,549	$(23,061)	$(263,469)	$(3,493)	$(190,133)	$789,775	$423,168	$818,970	$3,549,364	$4,368,334
Partner Technology	$(162)	$99	$7,808	$7,745	$3,665	$—	$(4,709)	$(657)	$(1,238)	$18,395	$15,456	$23,201	$20,932	$44,133
Partner Healthcare	$(425)	$2,534	$7,255	$9,364	$2,673	$(567)	$(978)	$120	$(3,164)	$5,862	$3,946	$13,310	$86,780	$100,090
Partner Natural Resources	$(594)	$734	$14,685	$14,825	$5,906	$(547)	$(6,308)	$(648)	$(4,687)	$26,884	$20,600	$35,425	$96,858	$132,283
Partner Emerging Markets	$(705)	$6,484	$24,268	$30,047	$4,623	$(619)	$(4,003)	$840	$(3,095)	$59,535	$57,281	$87,328	$109,360	$196,688
Real Estate Securities	$7,265	$(5,851)	$74,774	$76,188	$14,002	$—	$(20,929)	$1,290	$(10,650)	$17,638	$1,351	$77,539	$269,882	$347,421
Partner Utilities	$609	$(5,810)	$5,929	$728	$2,282	$—	$(3,225)	$(1,152)	$(1,928)	$9,360	$5,337	$6,065	$39,680	$45,745
Partner Small Cap Growth	$(720)	$2,629	$23,771	$25,680	$6,197	$—	$(1,503)	$(1)	$(4,814)	$32,522	$32,401	$58,081	$88,197	$146,278
Partner Small Cap Value	$1,864	$1,385	$88,581	$91,830	$15,494	$—	$(22,371)	$458	$(14,208)	$50,489	$29,862	$121,692	$378,381	$500,073
Small Cap Stock	$(1,378)	$(2,698)	$63,689	$59,613	$9,122	$—	$(1,046)	$388	$(7,369)	$20,137	$21,232	$80,845	$223,296	$304,141
Small Cap Index	$604	$(9,472)	$73,404	$64,536	$10,077	$—	$(10,537)	$(2,185)	$(9,503)	$(1,019)	$(13,167)	$51,369	$265,597	$316,966
Mid Cap Growth II	$(66)	$1,205	$1,602	$2,741	$340	$—	$—	$(190)	$(1,070)	$—	$(920)	$1,821	$10,701	$12,522
Mid Cap Growth	$(59,840)	$265,332	$4,227,730	$4,433,222	$1,034,818	$(18,353)	$(1,085,764)	$(48,031)	$(737,045)	$(836,803)	$(1,691,178)	$2,742,044	$16,825,718	$19,567,762
Partner Mid Cap Value	$501	$392	$52,284	$53,177	$5,856	$—	$(12,614)	$182	$(6,580)	$(1,813)	$(14,969)	$38,208	$223,005	$261,213
Mid Cap Stock	$(549)	$(9,508)	$98,555	$88,498	$15,754	$—	$(4,884)	$1,052	$(14,114)	$(50,893)	$(53,085)	$35,413	$374,932	$410,345
Mid Cap Index	$1,160	$(5,179)	$63,026	$59,007	$5,514	$—	$(13,966)	$1,825	$(8,446)	$14,534	$(539)	$58,468	$238,748	$297,216
Partner Worldwide Allocation	$4,254	$(22,474)	$56,549	$38,329	$27,965	$—	$(589)	$295	$(16,297)	$138,870	$150,244	$188,573	$294,868	$483,441
Partner International Stock	$111,954	$(287,859)	$835,088	$659,183	$607,345	$(12,615)	$(434,737)	$(101,307)	$(376,423)	$(659,973)	$(977,710)	$(318,527)	$9,363,329	$9,044,802
Partner Socially Responsible Stock	$(58)	$9	$2,215	$2,166	$766	$—	$—	$894	$(709)	$4,153	$5,104	$7,270	$7,279	$14,549
Partner All Cap Growth	$(261)	$5,561	$4,667	$9,967	$225	$—	$—	$8,556	$(544)	$(55,528)	$(47,291)	$(37,324)	$72,128	$34,804
Partner All Cap Value	$(286)	$504	$8,634	$8,852	$719	$—	$—	$1,185	$(1,455)	$3,445	$3,894	$12,746	$47,505	$60,251
Partner All Cap	$431	$(14,081)	$72,133	$58,483	$16,500	$—	$(11,528)	$(1,229)	$(12,157)	$(6,898)	$(15,312)	$43,171	$390,484	$433,655
Large Cap Growth II	$(61)	$2,294	$(684)	$1,549	$—	$—	$—	$—	$(613)	$—	$(613)	$936	$20,851	$21,787
Large Cap Growth	$(11,393)	$(1,061,615)	$6,764,008	$5,691,000	$3,641,363	$(552,915)	$(2,586,475)	$(70,437)	$(2,454,669)	$(4,397,922)	$(6,421,055)	$(730,055)	$62,768,897	$62,038,842
Partner Growth Stock	$(1,210)	$(4,905)	$38,141	$32,026	$7,640	$—	$(1,317)	$(315)	$(7,520)	$(2,816)	$(4,328)	$27,698	$204,717	$232,415
Large Cap Value	$7,649	$(18,913)	$124,919	$113,655	$38,423	$—	$(37,228)	$3,866	$(35,065)	$37,261	$7,257	$120,912	$906,911	$1,027,823
Large Cap Stock	$206	$(2,530)	$16,256	$13,932	$4,420	$—	$(3,285)	$2,206	$(4,053)	$(10,928)	$(11,640)	$2,292	$146,824	$149,116
Large Cap Index	$3,895	$(21,274)	$58,714	$41,335	$9,040	$—	$(23,160)	$(2,305)	$(11,602)	$(13,677)	$(41,704)	$(369)	$331,885	$331,516
Equity Income Plus	$688	$86	$6,319	$7,093	$2,284	$—	$(134)	$3,581	$(1,088)	$29,906	$34,549	$41,642	$22,929	$64,571
Balanced	$4,810	$(4,168)	$28,288	$28,930	$4,091	$—	$(23,423)	$3,600	$(10,914)	$26,659	$13	$28,943	$227,247	$256,190
High Yield	$1,545,269	$(752,329)	$1,863,403	$2,656,343	$1,109,955	$(136,710)	$(675,006)	$(35,153)	$(926,772)	$(944,263)	$(1,607,949)	$1,048,394	$20,014,492	$21,062,886
Diversified Income Plus	$14,858	$140	$37,274	$52,272	$12,319	$—	$(11,684)	$324	$(11,432)	$60,385	$49,912	$102,184	$310,145	$412,329
Partner Socially Responsible Bond	$139	$315	$(157)	$297	$61	$—	$—	$(933)	$(377)	$5,498	$4,249	$4,546	$3,555	$8,101
Income	$605,720	$6,799	$796,616	$1,409,135	$657,395	$(207,493)	$(401,317)	$(42,174)	$(632,484)	$(614,656)	$(1,240,729)	$168,406	$13,542,567	$13,710,973
Bond Index	$6,507	$4,288	$9,783	$20,578	$10,391	$—	$(23,797)	$(142)	$(8,661)	$(6,423)	$(28,632)	$(8,054)	$243,639	$235,585
Limited Maturity Bond	$13,939	$8,354	$899	$23,192	$33,420	$(55,166)	$30,836	$56,659	$(44,223)	$37,115	$58,641	$81,833	$487,839	$569,672
Mortgage Securities	$1,128	$464	$1,757	$3,349	$1,228	$—	$(6,507)	$(1,292)	$(1,970)	$47,251	$38,710	$42,059	$23,492	$65,551
Money Market	$(24,287)	$—	$—	$(24,287)	$385,388	$(12,058)	$(580,125)	$(69,979)	$(389,876)	$481,414	$(185,236)	$(209,523)	$3,980,988	$3,771,465

The accompanying notes are an integral part of these financial statements.

TLIC Variable Insurance Account A

Notes to Financial Statements

December 31, 2011

(1) ORGANIZATION

The TLIC Variable Insurance Account A (the Variable Account) is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Life Insurance Company (TLIC). TLIC offers financial services to Lutherans along with it’s parent, Thrivent Financial Holdings, Inc., a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent Financial), a fraternal benefit society. The Variable Account contains 41 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Partner Technology (a)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare (b)	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Partner Natural Resources (b)	Thrivent Series Fund, Inc. — Partner Natural Resources Portfolio
Partner Emerging Markets (b)	Thrivent Series Fund, Inc. — Partner Emerging Markets Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Utilities (a)	Thrivent Series Fund, Inc. — Partner Utilities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth II	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio II
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (b)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner International Stock	Thrivent Series Fund, Inc. — Partner International Stock Portfolio
Partner Socially Responsible Stock (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Stock Portfolio
Partner All Cap Growth (b)	Thrivent Series Fund, Inc. — Partner All Cap Growth Portfolio
Partner All Cap Value (b)	Thrivent Series Fund, Inc. — Partner All Cap Value Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth II	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio II
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Equity Income Plus (b)	Thrivent Series Fund, Inc. — Equity Income Plus Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

Subaccount	Series
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Partner Socially Responsible Bond (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Bond Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Formerly known as Technology, name change effective June 30, 2009
(b)	Since inception, April 30, 2008

The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

The Variable Account is used to fund flexible premium variable life (Variable Universal Life) insurance contracts issued by TLIC. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of TLIC. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of TLIC.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

TLIC is taxed as a life insurance company and includes its single premium variable life insurance operations in its tax return. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the accounts to the extent the earnings are credited under the contracts. Based on this, TLIC anticipates no tax liability resulting from operations of the Variable Account and no provision for income taxes has been charged against the Variable Account. TLIC will periodically review the status of this policy in the event of changes in the tax law and reserves the right to charge for taxes in the future.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for separate account assets are based on the quoted daily net asset values of the funds in which the separate accounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated the Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to Thrivent Life for mortality and expense risks assumed in connection with the contracts at a percentage of the subaccounts. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of changes in net assets. This charge for mortality and expense risks is guaranteed not to exceed, on an annual basis, 0.75% of the daily value of the subaccount.

Prior to the allocation of premiums to the variable account, Thrivent Life deducts charges to cover a portion of the sales expenses and taxes incurred by Thrivent Life. These charges include the percent of premium charge, the premium processing charge and the premium tax charge. Refer to the product prospectus for the applicable rate.

Thrivent Life charges a basic monthly administrative fee and an initial monthly administrative fee for administrative expenses. The basic monthly administrative fee is charged for the life of the contract. The initial monthly administrative charge applies to the first 180 monthly deductions after issue and the first 180 monthly deductions after an increase in face amount. For VUL 1 contracts, the initial monthly administrative charge continues for 120 monthly deductions instead of 180 monthly deductions. Refer to the product prospectus for the applicable administrative charge rates.

Thrivent Life assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount. The cost of insurance charge depends on the attained age, risk classification, gender (in most states) and the current net amount at risk.

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Thrivent Life assesses a transfer fee to each transfer from the subaccounts in excess of the first two transfers made in a contract year. The transfer charge applies to VUL 1 contracts only. Refer to the product prospectus for the applicable charge.

Thrivent Life, upon lapse, surrender or face amount reduction, will charge a decrease charge to compensate Thrivent Life for certain selling and administrative expenses. The decrease charge consists of the contingent deferred sales charge and the deferred administrative charge. The decrease charge applies if you surrender the contract or let it lapse, or in part if you request a decrease in the face amount, in each case at any time before 180 monthly deductions (120 monthly deductions for VUL 1 contracts) have been made after issuance of a contract or after a requested increase in face amount. The charge that applies will depend on the amount of decrease in face amount, amount of coverage and the amount of years since issuance of a contract or after an increase in face amount. In no event will the surrender charge exceed the maximum allowed by state or federal law. Refer to the product prospectus for the applicable charge.

Thrivent Life charges an administrative fee for each partial surrender that is taken. Refer to the product prospectus for applicable charges.

Additionally, during the year ended December 31, 2011, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Partner Technology	0.75%
Partner Healthcare	0.95%
Partner Natural Resources	0.75%
Partner Emerging Markets	1.20%
Real Estate Securities	0.80%
Partner Utilities	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth II	0.90%
Mid Cap Growth	0.40%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner Worldwide Allocation	0.90%
Partner International Stock	0.85%
Partner Socially Responsible Stock	0.80%
Partner All Cap Growth	0.95%
Partner All Cap Value	0.75%

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Subaccount	% of Average Net Assets
Partner All Cap	0.95%
Large Cap Growth II	0.80%
Large Cap Growth	0.40%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Equity Income Plus	0.65%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Partner Socially Responsible Bond	0.70%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

Subaccount	Units Outstanding at December 31, 2009	Units Issued	Units Redeemed	Units Outstanding at December 31, 2010	Units Issued	Units Redeemed	Units Outstanding at December 31, 2011
Aggressive Allocation	612,056	102,264	(87,576)	626,744	104,827	(133,745)	597,826
Moderately Aggressive Allocation	1,705,219	349,614	(218,514)	1,836,319	265,191	(213,096)	1,888,414
Moderate Allocation	1,354,250	348,050	(175,468)	1,526,832	312,635	(181,313)	1,658,154
Moderately Conservative Allocation	330,760	121,920	(85,099)	367,581	67,843	(60,129)	375,295
Partner Technology	2,065	2,458	(1,020)	3,503	3,494	(2,369)	4,628
Partner Healthcare	7,907	2,193	(1,844)	8,256	5,252	(4,087)	9,421
Partner Natural Resources	11,877	12,403	(10,252)	14,028	14,445	(3,713)	24,760
Partner Emerging Markets	11,208	9,649	(4,931)	15,926	7,771	(6,799)	16,898
Real Estate Securities	35,887	9,883	(9,336)	36,434	6,358	(9,140)	33,652
Partner Utilities	5,081	8,269	(7,826)	5,524	372	(749)	5,147
Partner Small Cap Growth	9,737	9,419	(6,548)	12,608	3,784	(3,457)	12,935
Partner Small Cap Value	36,473	9,660	(6,853)	39,280	6,196	(7,375)	38,101
Small Cap Stock	26,080	4,218	(1,730)	28,568	7,861	(12,913)	23,516
Small Cap Index	28,388	1,874	(3,187)	27,075	1,858	(3,607)	25,326
Mid Cap Growth II	951	31	(108)	874	1,592	(1,317)	1,149
Mid Cap Growth	825,163	90,053	(167,458)	747,758	69,320	(133,238)	683,840
Partner Mid Cap Value	23,185	1,655	(2,936)	21,904	1,892	(4,309)	19,487
Mid Cap Stock	39,273	4,195	(9,037)	34,431	9,176	(10,418)	33,189

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at December 31, 2009	Units Issued	Units Redeemed	Units Outstanding at December 31, 2010	Units Issued	Units Redeemed	Units Outstanding at December 31, 2011
Mid Cap Index	23,791	2,693	(2,819)	23,665	1,298	(3,555)	21,408
Partner Worldwide Allocation	37,139	58,684	(41,821)	54,002	18,802	(13,266)	59,538
Partner International Stock	614,405	73,861	(139,370)	548,896	46,994	(88,200)	507,690
Partner Socially Responsible Stock	834	821	(238)	1,417	2,029	(78)	3,368
Partner All Cap Growth	9,071	1,920	(7,478)	3,513	4,480	(4,669)	3,324
Partner All Cap Value	6,092	1,539	(1,091)	6,540	367	(1,803)	5,104
Partner All Cap	40,436	5,117	(6,721)	38,832	2,425	(8,245)	33,012
Large Cap Growth II	2,015	—	(60)	1,955	139	(133)	1,961
Large Cap Growth	1,087,337	91,599	(202,511)	976,425	75,281	(154,928)	896,778
Partner Growth Stock	20,340	1,845	(2,266)	19,919	1,658	(3,228)	18,349
Large Cap Value	100,574	16,471	(15,218)	101,827	10,640	(26,243)	86,224
Large Cap Stock	15,901	1,302	(2,543)	14,660	4,626	(3,618)	15,668
Large Cap Index	36,273	1,281	(5,756)	31,798	2,317	(7,217)	26,898
Equity Income Plus	2,819	7,192	(3,140)	6,871	4,816	(2,543)	9,144
Balanced	22,461	3,931	(3,907)	22,485	8,997	(4,930)	26,552
High Yield	476,325	37,471	(73,636)	440,160	34,095	(65,964)	408,291
Diversified Income Plus	28,598	9,430	(5,012)	33,016	9,847	(10,611)	32,252
Partner Socially Responsible Bond	315	500	(147)	668	85	(99)	654
Income	343,548	34,139	(64,006)	313,681	21,670	(47,263)	288,088
Bond Index	21,204	6,731	(9,052)	18,883	10,971	(4,393)	25,461
Limited Maturity Bond	43,896	47,481	(42,384)	48,993	65,109	(24,356)	89,746
Mortgage Securities	2,061	4,031	(930)	5,162	1,428	(2,217)	4,373
Money Market	1,663,150	992,851	(1,070,901)	1,585,100	773,313	(767,659)	1,590,754

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2011 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$1,118,152	$1,278,456
Moderately Aggressive Allocation	2,573,288	1,410,887
Moderate Allocation	3,372,991	1,274,208
Moderately Conservative Allocation	652,608	447,597
Partner Technology	40,081	25,644
Partner Healthcare	52,962	36,058
Partner Natural Resources	124,898	27,571
Partner Emerging Markets	80,834	68,714
Real Estate Securities	46,326	76,821
Partner Utilities	3,351	5,906
Partner Small Cap Growth	39,761	36,699
Partner Small Cap Value	66,573	82,993
Small Cap Stock	75,698	133,999
Small Cap Index	28,932	38,620
Mid Cap Growth II	23,996	18,846

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Mid Cap Growth	$682,691	$2,362,690
Partner Mid Cap Value	17,282	46,818
Mid Cap Stock	94,615	111,647
Mid Cap Index	33,252	43,510
Partner Worldwide Allocation	167,380	102,583
Partner International Stock	208,488	910,896
Partner Socially Responsible Stock	20,610	929
Partner All Cap Growth	45,730	49,530
Partner All Cap Value	2,608	14,650
Partner All Cap	21,919	87,250
Large Cap Growth II	1,258	821
Large Cap Growth	1,062,369	6,105,471
Partner Growth Stock	9,954	28,182
Large Cap Value	70,541	232,376
Large Cap Stock	31,924	22,186
Large Cap Index	25,832	73,569
Equity Income Plus	31,711	12,491
Balanced	101,649	40,708
High Yield	2,041,298	2,115,678
Diversified Income Plus	106,337	95,144
Partner Socially Responsible Bond	1,243	1,246
Income	859,892	1,484,953
Bond Index	144,194	49,060
Limited Maturity Bond	725,797	234,207
Mortgage Securities	14,929	23,673
Money Market	1,392,027	1,401,156

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2011, except as indicated in Note 1, follows:

Subaccount	2011	2010	2009	2008	2007

Aggressive Allocation
Units	597,826	626,744	612,056	569,176	449,495
Unit value	$10.88	$11.39	$9.75	$7.51	$12.04
Net assets	$6,503,110	$7,138,937	$5,967,587	$4,274,077	$5,410,251
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.30%	1.48%	4.43%	1.53%	0.59%
Total return (c)	(4.50)%	16.83%	29.84%	(37.61)%	8.67%

Moderately Aggressive Allocation
Units	1,888,414	1,836,319	1,705,219	1,577,102	1,361,472
Unit value	$11.11	$11.50	$10.03	$7.77	$11.74
Net assets	$20,977,837	$21,126,237	$17,098,001	$12,256,444	$15,982,046
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.96%	2.26%	4.90%	2.04%	0.81%
Total return (c)	(3.44)%	14.74%	29.02%	(33.80)%	7.10%

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Moderate Allocation
Units	1,658,154	1,526,832	1,354,250	1,214,821	986,493
Unit value	$11.55	$11.74	$10.39	$8.24	$11.47
Net assets	$19,152,800	$17,925,834	$14,069,917	$10,006,614	$11,312,594
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	2.20%	2.50%	4.90%	2.45%	1.16%
Total return (c)	(1.62)%	13.00%	26.13%	(28.17)%	6.13%

Moderately Conservative Allocation
Units	375,295	367,581	330,760	275,261	161,882
Unit value	$11.84	$11.88	$10.73	$8.81	$11.16
Net assets	$4,442,088	$4,368,334	$3,549,364	$2,425,160	$1,807,289
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	2.12%	2.46%	4.15%	2.77%	1.79%
Total return (c)	(0.40)%	10.75%	21.80%	(21.08)%	4.98%

Partner Technology
Units	4,628	3,503	2,065	3,088	1,465
Unit value	$10.92	$12.60	$10.14	$6.51	$12.68
Net assets	$50,519	$44,133	$20,932	$20,116	$18,579
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	(13.35)%	24.25%	55.65%	(48.63)%	10.40%

Partner Healthcare
Units	9,421	8,256	7,907	6,204	—
Unit value	$11.59	$12.12	$10.97	$8.92	—
Net assets	$109,227	$100,090	$86,780	$55,319	—
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	—
Investment income ratio (b)	0.00%	0.14%	0.01%	0.12%	—
Total return (c)	(4.36)%	10.47%	23.09%	(10.84)%	—

Partner Natural Resources
Units	24,760	14,028	11,877	6,736	—
Unit value	$8.17	$9.43	$8.16	$5.71	—
Net assets	$202,284	$132,283	$96,858	$38,453	—
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	—
Investment income ratio (b)	0.07%	0.08%	0.00%	0.08%	—
Total return (c)	(13.36)%	15.63%	42.86%	(42.92)%	—

Partner Emerging Markets
Units	16,898	15,926	11,208	6,137	—
Unit value	$10.95	$12.35	$9.76	$5.62	—
Net assets	$184,999	$196,688	$109,360	$34,484	—
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	—
Investment income ratio (b)	1.06%	0.00%	0.85%	1.02%	—
Total return (c)	(11.36)%	26.57%	73.65%	(43.81)%	—

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Real Estate Securities
Units	33,652	36,434	35,887	43,645	41,850
Unit value	$10.32	$9.54	$7.52	$5.86	$9.40
Net assets	$347,146	$347,421	$269,882	$255,807	$393,195
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.00%	2.91%	4.31%	6.89%	1.50%
Total return (c)	8.18%	26.80%	28.31%	(37.62)%	(17.31)%

Partner Utilities
Units	5,147	5,524	5,081	4,001	—
Unit value	$8.98	$8.28	$7.81	$7.01	—
Net assets	$46,221	$45,745	$39,680	$28,068	—
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	—
Investment income ratio (b)	2.12%	1.84%	0.00%	1.78%	—
Total return (c)	8.43%	6.05%	11.33%	(29.86)%	—

Partner Small Cap Growth
Units	12,935	12,608	9,737	6,783	6,637
Unit value	$11.09	$11.60	$9.06	$6.76	$11.98
Net assets	$143,439	$146,278	$88,197	$45,869	$79,538
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.00%	0.00%	0.10%	0.01%	0.00%
Total return (c)	(4.42)%	28.09%	33.95%	(43.57)%	7.87%

Partner Small Cap Value
Units	38,101	39,280	36,473	40,946	39,853
Unit value	$12.40	$12.73	$10.37	$8.01	$11.05
Net assets	$472,586	$500,073	$378,381	$328,123	$440,405
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.22%	1.04%	0.84%	1.29%	0.36%
Total return (c)	(2.57)%	22.72%	29.46%	(27.48)%	(1.62)%

Small Cap Stock
Units	23,516	28,568	26,080	27,083	20,470
Unit value	$10.02	$10.65	$8.56	$7.16	$11.52
Net assets	$235,644	$304,141	$223,296	$193,778	$235,817
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.00%	0.04%	0.96%	1.18%	0.28%
Total return (c)	(5.88)%	24.34%	19.66%	(37.89)%	5.50%

Small Cap Index
Units	25,326	27,075	28,388	30,914	32,245
Unit value	$11.70	$11.71	$9.36	$7.51	$10.96
Net assets	$296,301	$316,966	$265,597	$232,231	$353,549
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.87%	0.82%	2.00%	1.21%	0.69%
Total return (c)	(0.06)%	25.13%	24.54%	(31.49)%	(1.10)%

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Mid Cap Growth II
Units	1,149	874	951	1,059	579
Unit value	$13.62	$14.32	$11.25	$7.58	$13.31
Net assets	$15,655	$12,522	$10,701	$8,026	$7,712
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.17%	0.00%	0.00%	0.36%	0.13%
Total return (c)	(4.89)%	27.27%	48.41%	(43.06)%	19.08%

Mid Cap Growth
Units	683,840	747,758	825,163	894,205	1,018,013
Unit value	$24.60	$26.17	$20.39	$13.59	$23.22
Net assets	$16,821,840	$19,567,762	$16,825,718	$12,152,475	$23,641,706
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.32%	0.25%	0.02%	1.15%	0.42%
Total return (c)	(6.00)%	28.34%	50.04%	(41.48)%	19.20%

Partner Mid Cap Value
Units	19,487	21,904	23,185	20,383	23,500
Unit value	$11.10	$11.93	$9.62	$7.31	$11.33
Net assets	$216,373	$261,213	$223,005	$149,046	$266,167
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.22%	0.81%	1.10%	1.51%	0.00%
Total return (c)	(6.89)%	23.98%	31.54%	(35.44)%	2.53%

Mid Cap Stock
Units	33,189	34,431	39,273	42,677	41,316
Unit value	$11.10	$11.92	$9.55	$6.90	$11.73
Net assets	$368,499	$410,345	$374,932	$294,678	$484,430
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.05%	0.46%	0.58%	1.24%	0.87%
Total return (c)	(6.84)%	24.84%	38.26%	(41.11)%	5.06%

Mid Cap Index
Units	21,408	23,665	23,791	23,491	25,513
Unit value	$12.21	$12.56	$10.04	$7.39	$11.66
Net assets	$261,298	$297,216	$238,748	$173,495	$297,546
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.82%	1.05%	1.99%	1.44%	0.98%
Total return (c)	(2.82)%	25.15%	35.88%	(36.67)%	6.98%

Partner Worldwide Allocation
Units	59,538	54,002	37,139	26,766	—
Unit value	$7.82	$8.95	$7.94	$6.07	—
Net assets	$465,590	$483,441	$294,868	$162,367	—
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	—
Investment income ratio (b)	2.00%	1.89%	2.08%	1.04%	—
Total return (c)	(12.65)%	12.76%	30.88%	(39.34)%	—

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Partner International Stock
Units	507,690	548,896	614,405	662,312	758,389
Unit value	$14.10	$16.48	$15.24	$12.29	$20.99
Net assets	$7,160,062	$9,044,802	$9,363,329	$8,136,627	$15,915,003
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.04%	1.91%	2.39%	4.99%	1.35%
Total return (c)	(14.41)%	8.13%	24.05%	(41.46)%	9.90%

Partner Socially Responsible Stock
Units	3,368	1,417	834	635	—
Unit value	$10.02	$10.27	$8.73	$6.48	—
Net assets	$33,754	$14,549	$7,279	$4,115	—
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	—
Investment income ratio (b)	0.00%	0.12%	0.57%	0.71%	—
Total return (c)	(2.41)%	17.60%	34.84%	(35.24)%	—

Partner All Cap Growth
Units	3,324	3,513	9,071	2,941	—
Unit value	$9.14	$9.91	$7.95	$5.32	—
Net assets	$30,395	$34,804	$72,128	$15,650	—
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	—
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	—
Total return (c)	(7.69)%	24.58%	49.42%	(46.78)%	—

Partner All Cap Value
Units	5,104	6,540	6,092	5,823	—
Unit value	$8.23	$9.21	$7.80	$5.56	—
Net assets	$41,995	$60,251	$47,505	$32,350	—
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	—
Investment income ratio (b)	0.61%	0.00%	1.47%	3.00%	—
Total return (c)	(10.70)%	18.15%	40.36%	(44.44)%	—

Partner All Cap
Units	33,012	38,832	40,436	44,783	54,535
Unit value	$10.57	$11.17	$9.66	$7.56	$13.32
Net assets	$348,789	$433,655	$390,484	$338,618	$726,611
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.63%	0.71%	1.29%	0.80%	0.44%
Total return (c)	(5.39)%	15.64%	27.72%	(43.25)%	19.64%

Large Cap Growth II
Units	1,961	1,955	2,015	2,466	2,485
Unit value	$10.39	$11.14	$10.35	$7.45	$12.90
Net assets	$20,366	$21,787	$20,851	$18,365	$32,058
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.14%	0.30%	0.56%	0.66%	0.71%
Total return (c)	(6.81)%	7.70%	38.95%	(42.27)%	15.77%

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Large Cap Growth
Units	896,778	976,425	1,087,337	1,183,509	1,319,536
Unit value	$59.83	$63.54	$57.73	$41.07	$71.24
Net assets	$53,652,598	$62,038,842	$62,768,897	$48,607,600	$94,003,690
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.56%	0.58%	0.77%	1.18%	1.05%
Total return (c)	(5.84)%	10.06%	40.56%	(42.35)%	16.05%

Partner Growth Stock
Units	18,349	19,919	20,340	23,519	28,645
Unit value	$11.43	$11.67	$10.06	$7.07	$12.29
Net assets	$209,658	$232,415	$204,717	$166,331	$352,182
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.00%	0.02%	0.31%	0.84%	0.49%
Total return (c)	(2.07)%	15.93%	42.31%	(42.48)%	8.61%

Large Cap Value
Units	86,224	101,827	100,574	99,305	97,741
Unit value	$9.72	$10.09	$9.02	$7.49	$11.47
Net assets	$838,475	$1,027,823	$906,911	$743,860	$1,121,559
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.02%	1.44%	1.91%	3.92%	1.24%
Total return (c)	(3.66)%	11.94%	20.38%	(34.72)%	4.06%

Large Cap Stock
Units	15,668	14,660	15,901	15,080	15,099
Unit value	$9.65	$10.17	$9.23	$7.28	$11.75
Net assets	$151,171	$149,116	$146,824	$109,790	$177,474
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.01%	0.75%	0.98%	3.15%	1.18%
Total return (c)	(5.14)%	10.16%	26.82%	(38.06)%	6.92%

Large Cap Index
Units	26,898	31,798	36,273	39,263	46,179
Unit value	$10.54	$10.43	$9.15	$7.29	$11.67
Net assets	$283,515	$331,516	$331,885	$286,368	$538,870
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.66%	1.84%	3.08%	2.44%	1.75%
Total return (c)	1.10%	13.95%	25.45%	(37.50)%	4.54%

Equity Income Plus
Units	9,144	6,871	2,819	2,392	—
Unit value	$9.11	$9.40	$8.13	$7.01	—
Net assets	$83,318	$64,571	$22,929	$16,773	—
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	—
Investment income ratio (b)	0.25%	2.47%	2.14%	4.09%	—
Total return (c)	(3.04)%	15.54%	15.98%	(29.87)%	—

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Balanced
Units	26,552	22,485	22,461	28,235	29,339
Unit value	$11.80	$11.39	$10.12	$8.36	$11.37
Net assets	$313,297	$256,190	$227,247	$236,029	$333,705
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	2.16%	2.63%	4.52%	3.82%	2.92%
Total return (c)	3.56%	12.62%	21.03%	(26.50)%	4.84%

High Yield
Units	408,291	440,160	476,325	524,657	588,366
Unit value	$49.80	$47.85	$42.02	$29.46	$37.54
Net assets	$20,333,891	$21,062,886	$20,014,492	$15,456,486	$22,089,594
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	7.77%	8.19%	9.12%	8.99%	8.06%
Total return (c)	4.07%	13.88%	42.63%	(21.53)%	2.13%

Diversified Income Plus
Units	32,252	33,016	28,598	27,811	27,886
Unit value	$12.70	$12.49	$10.85	$8.20	$10.75
Net assets	$409,648	$412,329	$310,145	$228,025	$299,649
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	5.15%	4.75%	7.85%	6.79%	2.43%
Total return (c)	1.70%	15.16%	32.27%	(23.70)%	(1.57)%

Partner Socially Responsible Bond
Units	654	668	315	438	—
Unit value	$12.85	$12.12	$11.28	$10.23	—
Net assets	$8,412	$8,101	$3,555	$4,481	—
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	—
Investment income ratio (b)	2.74%	3.09%	3.58%	3.00%	—
Total return (c)	6.06%	7.41%	10.33%	2.27%	—

Income
Units	288,088	313,681	343,548	382,348	437,899
Unit value	$46.03	$43.71	$39.42	$32.70	$36.89
Net assets	$13,261,240	$13,710,973	$13,542,567	$12,500,946	$16,154,491
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	4.50%	5.04%	5.76%	5.72%	5.30%
Total return (c)	5.31%	10.88%	20.57%	(11.37)%	3.17%

Bond Index
Units	25,461	18,883	21,204	19,146	14,628
Unit value	$13.42	$12.48	$11.49	$10.66	$10.81
Net assets	$341,698	$235,585	$243,639	$204,027	$158,121
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	2.81%	3.12%	3.97%	4.85%	4.85%
Total return (c)	7.57%	8.58%	7.83%	(1.42)%	5.05%

TLIC Variable Insurance Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Limited Maturity Bond
Units	89,746	48,993	43,896	24,386	14,634
Unit value	$11.66	$11.63	$11.11	$9.80	$10.54
Net assets	$1,046,620	$569,672	$487,839	$239,077	$154,302
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	2.16%	3.24%	4.12%	4.57%	4.70%
Total return (c)	0.30%	4.63%	13.36%	(7.02)%	3.38%

Mortgage Securities
Units	4,373	5,162	2,061	2,130	2,184
Unit value	$13.19	$12.70	$11.40	$10.14	$10.74
Net assets	$57,695	$65,551	$23,492	$21,612	$23,455
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	2.90%	3.51%	3.56%	4.52%	4.95%
Total return (c)	3.90%	11.42%	12.35%	(5.53)%	4.49%

Money Market
Units	1,590,754	1,585,100	1,663,150	1,663,571	1,833,663
Unit value	$2.37	$2.38	$2.39	$2.40	$2.34
Net assets	$3,762,337	$3,771,465	$3,980,988	$3,988,740	$4,296,134
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.00%	—%	0.42%	2.94%	5.06%
Total return (c)	(0.60)%	(0.60)%	(0.17)%	2.34%	4.54%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of its. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

PART C: OTHER INFORMATION

Item 26.	Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statement of the Depositor.

Exhibit	Description	Filed herewith / Incorporated by reference from
(a)(i)	Resolution of Board of Directors of the Depositor authorizing the establishment of the Registrant	Post-Effective Amendment No. 22 to Registration Statement on Form S-6, Registration Statement No. 33-3243, filed on April 29, 1998
(a)(ii)	Resolution of Board of Directors of the Depositor authorizing Registrant to change its name	Post-Effective Amendment No. 8 to Registration Statement on Form N-6, Registration Statement No. 333-31011, filed on August 29, 2002
(b)	Custodian Agreements	Not Applicable
(c)(i)	Form of Distribution Agreement Between the Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 29 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on February 27, 2003
(c)(ii)	Form of Agreement between Thrivent Investment Management Inc. and Registered Representatives	Post-Effective Amendment No. 38 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 18, 2011
(d)(i)	Form of Contract

Post-Effective Amendment No. 20 to Registration Statement on Form S-6, Registration Statement

No. 33-3243, filed on February 28, 1997

Post-Effective Amendment No. 22 to Registration Statement on Form S-6, Registration Statement

No. 33-3243, filed on April 29, 1998

(d)(ii)	Available Contract Riders

Post-Effective Amendment No. 20 to Registration Statement on Form S-6, Registration Statement

No. 33-3243, filed on February 28, 1997

Post-Effective Amendment No. 22 to Registration Statement on Form S-6, Registration Statement

No. 33-3243, filed on April 29, 1998

(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 36 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 21, 2009
(e)	Contract Application Form	Post-Effective Amendment No. 38 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 18, 2011
(f)(i)	Depositor’s Articles of Incorporation and Bylaws	Post-Effective Amendment No. 22 to Registration Statement on Form S-6, Registration Statement No. 33-3243, filed on April 29, 1998
(f)(ii)	Certificate of Amendment of Certificate of Incorporation of Depositor dated June 13, 2003	Post-Effective Amendment No. 31 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 19, 2004
(g)(i)	Reinsurance Agreement with General & Cologne Life Re	Post-Effective Amendment No. 38 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 18, 2011
(g)(ii)	Reinsurance Agreement with LB and The Minnesota Mutual Life Insurance Company (RGA)	Post-Effective Amendment No. 38 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 18, 2011
(g)(iii)	Reinsurance Agreement with North American Life and Casualty Company 9197-00-00	Post-Effective Amendment No. 38 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 18, 2011
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc., Dated December 15, 2003	Post-Effective Amendment No. 31 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 19, 2004.

(i)(i)	Master Services Agreement between the Depositor and Thrivent Financial for Lutherans	Post-Effective Amendment No. 37 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 19, 2010.
(i)(ii)	First Amendment to Master Services Agreement of January 1, 2006	Post-Effective Amendment No. 38 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 18, 2011
(i)(iii)	Second Amendment to Master Services Agreement of January 1, 2006	Post-Effective Amendment No. 38 to the registration statement of TLIC Variable Insurance Account A, Registration Statement No. 33-3243, filed on April 18, 2011
(j)	Other Material Contracts	Not Applicable
(k)	Opinion and Consent of Counsel	Filed herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP	Filed herewith
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Post-Effective Amendment No. 36 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 21, 2009.
(r)	Power of Attorney forms for– Karl D. Anderson, Bradford L. Hewitt, Karen L. Larson, Susan Oberman Smith, Paul B. Zastrow	Post-Effective Amendment No. 38 to the registration statement of TLIC Variable Insurance Account A, Registration Statement No. 33-3243, filed on April 18, 2011

Item 27.	Directors and Officer of the Depositor

The directors, executive officers and, to the extent responsible for variable life operations, other officers of Depositor, are listed below. Unless otherwise noted, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
Bradford L. Hewitt	President, Chairman and Director
Karl D. Anderson	Director and Vice President, Products
Karen L. Larson	Director
Susan Oberman Smith	Director, Vice President and Corporate Actuarial
Paul B. Zastrow	Director, Vice President and Treasurer
Russell W. Swansen	Senior Vice President and Chief Investment Officer
James A. Thomsen	Senior Vice President
James M. Odland	Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary
Susan C. Plamann	Vice President, Corporate Administration
Mark L. Simenstad	Vice President
Mark O. Swenson	Vice President
Kelly J.R. Bretz	Director, Pricing and Financial Evaluation
David J. Christianson	Director of Inforce Product Management and Contract Forms
Daniel L. Theobald	Director, Protection Product Management
Rodney D. Bacon	Assistant Treasurer
Joseph E. Barnes	Assistant Treasurer
Cynthia J. Nigbur	Assistant Secretary
Kathleen M. Koelling 4321 N. Ballard Road Appleton, WI 54919	Privacy Officer and Anti-Money Laundering Officer
Steven H. C. Lee	Senior Portfolio Manager

Item 28.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor in 1984 pursuant to the laws of the State of Minnesota. The Depositor is a stock life insurance company organized under the laws of the State of Minnesota. The Depositor is an indirect subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”), which is a fraternal benefit society organized under the laws of the State of Wisconsin. Thrivent Financial has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis, except for the financial statements of One Rock Voltage Investors, LLC, One Rock Voltage Holdings Corp. and Dixie Electric, LLC, which are private companies, will not be consolidated into those of Thrivent Financial.

ENTITY ORG CHART

Twin Bridge Capital Partners, LLC

- A Delaware LLC

- Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

THRIVENT FINANCIAL FOR LUTHERANS

Operations Center – 4321 N. Ballard Road, Appleton, WI 54919

Corporate Center – 625 Fourth Avenue South, Minneapolis, MN 55415

- A Wisconsin fraternal benefit society

- Investment adviser for Thrivent Series Fund, Inc.

- Investment adviser for Thrivent Financial Securities Lending Trust

Thrivent White Rose Funds

Limited Partnerships1

- A Delaware Limited Partnership

- Thrivent Financial owns a majority interest in the LLC and is also its managing member

Gold Ring Holdings, LLC

- A Delaware Limited Liability Company

THRIVENT FINANCIAL HOLDINGS, INC.

4321 N. Ballard Rd.

Appleton, WI 54919

- A Delaware corporation

SNI HOLDCO INC.

- A Delaware Corporation

- Majority-owned subsidiary of Thrivent Financial

SNI Companies

- A Delaware Company

- Wholly owned subsidiary of SNI Holdco Inc.

- THRIVENT FINANCIAL BANK

- 122 East College Ave. Ste. 1E

- Appleton, WI

- 54911-5741

- A Federal Savings Bank

-

NORTH MEADOWS INVESTMENT LTD.

4321 N. Ballard Rd

Appleton, WI

A Wisconsin corporation

THRIVENT FINANCIAL INVESTOR SERVICES INC.

625 Fourth Avenue South, Minneapolis, MN

A Pennsylvania corporation

THRIVENT INVESTMENT MANAGEMENT INC.

625 Fourth Avenue South Minneapolis, MN

A Delaware corporation

60% membership interest in TAM LLC as of 5/1/08

THRIVENT FINANCIAL LIFELONG RESOURCES INC.

A Minnesota corporation

THRIVENT INSURANCE AGENCY INC.

625 Fourth Ave. S.

Minneapolis, MN

A Minnesota corporation

THRIVENT PROPERTY & CASUALTY INSURANCE AGENCY, INC.

625 Fourth Avenue S.

Minneapolis, MN

A Minnesota corporation

THRIVENT LIFE INSURANCE COMPANY

625 Fourth Avenue S.

Minneapolis, MN

A Minnesota corporation

40% membership interest in TAM LLC as of 5/1/08

2One Rock Voltage Investors, LLC

- A Delaware LLC

- Approximately 54% of its membership interests are owned by Thrivent White Rose Fund IV Equity Direct, L.P.

3The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.

Dixie Electric, LLC

- A Texas LLC

- A majority of its membership interests are owned by One Rock Voltage Holdings Corp.

One Rock Voltage Holdings Corp.

- A Delaware Corporation

- Wholly owned subsidiary of One Rock Voltage Investors, LLC

1White Rose Funds, Limited Partnerships include:

•White Rose Fund I Equity Direct, L.P, 20073

•White Rose Fund I Fund of Funds, L.P., 20073

•White Rose Fund I Mezzanine Direct, L.P., 20073

•Thrivent White Rose Fund II Equity Direct, L.P., 20083

•Thrivent White Rose Fund II Fund of Funds, L.P., 20083

•Thrivent White Rose Fund II Mezzanine Direct, L.P., 20083

•Thrivent White Rose Fund III Equity Direct, L.P., 20093

•Thrivent White Rose Fund III Fund of Funds, L.P., 20093

•Thrivent White Rose Fund III Mezzanine Direct, L.P., 20093

•Thrivent White Rose Fund IV Equity Direct, L.P., 20112, 3

•Thrivent White Rose Fund IV Fund of Funds, L.P., 20113

•Thrivent White Rose Fund IV, Mezzanine Direct, L.P., 20113

•Thrivent White Rose Fund V Equity Direct, L.P., 20123

•Thrivent White Rose Fund V Fund of Funds, L.P., 20123

•Thrivent White Rose Fund V Mezzanine Direct, L.P., 20123

-

THRIVENT ASSET MANAGEMENT, LLC (TAM)

-A Delaware Limited Liability Company

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 29.	Indemnification

Article X of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Investment Management Inc. contains a provision in which the Fund and Thrivent Investment Management Inc. mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

a.	Other Activity. Thrivent Investment Management Inc. is the principal underwriter of the contracts.

b.	Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Position and Offices with Underwriter
James A. Thomsen	Director and President
Karen L. Larson	Director and Vice President
Randall L. Boushek	Director
Michael J. Fuehrmeyer 7197 Golfview Court Yorkville, IL 60560	Vice President
Michael J. Haglin	Vice President

Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Vice President
Nikki L. Sorum	Vice President
Eric W. Verseman	Vice President
Erik J. Grinde	Assistant Vice President
David J. Kloster	Assistant Vice President
Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President
Carolyn A. Tuohy	Secretary and Chief Legal Officer
Andrea C. Golis	Chief Compliance Officer
Kathleen M. Koelling 4321 North Ballard Road Appleton, WI 54919	Privacy and Anti-Money Laundering Officer
Jody L. Bancroft 4321 North Ballard Road Appleton, WI 54919	Director Investment Field Operations
Kurt S. Tureson	Director of Affiliate Finance
Cynthia J. Nigbur	Assistant Secretary

(c)	Compensation from Registrant. Not Applicable.

Item 31.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 32.	Management Services

Not Applicable.

Item 33.	Fee Representation

Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File Number 33-3243, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Minneapolis and State of Minnesota on the 23rd day of April, 2012.

TLIC VARIABLE INSURANCE ACCOUNT A
(Registrant)

By	THRIVENT LIFE INSURANCE COMPANY
(Depositor)

By	/s/ Bradford L. Hewitt
Bradford L. Hewitt,
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 23rd day of April, 2012.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director
Bradford L. Hewitt	(Chief Executive Officer)

/s/ Paul B. Zastrow	Vice President and Treasurer
Paul B. Zastrow	(Principal Financial Officer and Principal Accounting Officer)

A Majority of the Board of Directors:*

Karl D. Anderson	Susan Oberman Smith
Bradford L. Hewitt	Paul B. Zastrow
Karen L. Larson

*James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Life Insurance Company pursuant to a power of attorney duly executed by such persons.

/s/ James M. Odland

James M. Odland	April 23, 2012
Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
k	Opinion & Consent of Counsel
n	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP